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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
DynCorp International Inc.
(Name of registrant as specified in its charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

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	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

DynCorp International Inc.
3190 Fairview Park Drive, Suite 700
Falls Church, VA 22042

                      June 25, 2007

Dear Fellow Stockholder:

        On behalf of your Board of Directors, I would like to invite you to attend our 2007 Annual Meeting of Stockholders, to be held at 2:00 p.m., Eastern time, Wednesday, August 8, 2007, at the Four Seasons Hotel, 57 West 57th Street, New York, NY.

        The Annual Meeting will include a discussion of and voting upon the matters described in the accompanying notice and proxy statement.

        Whether or not you plan to attend, please be sure to vote your shares. You may vote your shares by returning the enclosed proxy card or by following the instructions for internet or telephone voting.

        Thank you for your support of DynCorp International, and I look forward to seeing you in New York.

                      Sincerely,

                      Robert B. McKeon
                      Chairman of the Board

DynCorp International Inc.

3190 Fairview Park Drive, Suite 700, Falls Church, VA 22042

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time:	2:00 p.m., Wednesday, August 8, 2007
Place:	Four Seasons Hotel, 57 West 57th Street, New York, NY 10022
Items of Business	1.	To elect five Class I directors to serve on the Board for terms of three years;
	2.	To approve the Company's Amended & Restated Executive Incentive Plan;
	3.	To approve the Company's 2007 Omnibus Incentive Plan;
	4.	To ratify the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as our independent auditors for fiscal year 2008; and
	5.	To transact such other business as may properly come before the meeting.
Record Date:	Stockholders of record at the close of business as of Wednesday, June 13, 2007, are entitled to vote at the meeting.
Mailing Date:	These proxy materials are being mailed to stockholders of record as of the record date, on or about June 25, 2007.
Annual Report:	We have enclosed our 2007 Annual Report on Form 10-K.
Proxy Voting:
It is important that you vote your shares, so that your shares are counted at the 2007 Annual Meeting. You may vote your shares by completing and returning the enclosed proxy card. Stockholders can also vote by following the internet or telephone voting instructions provided on the proxy card.

                      By order of the Board of Directors,

                      Curtis L. Schehr
                      Senior Vice President, General Counsel & Secretary

Table of Contents

GENERAL INFORMATION
What is the Company?
What is a proxy?
What is a proxy statement?
What is a record date?
Why did I receive these proxy materials?
INFORMATION ABOUT VOTING
Who is entitled to vote?
How can I vote?
What items of business will I be voting on?
Why does the Board solicit proxies?
Can I vote in person at the 2007 Annual Meeting?
How do the proxies vote?
Who are the proxies?
What are the Board's recommendations?
How are votes counted?
How many votes do I have?
What if I vote "Withhold"?
What if I do not vote?
Can I change my vote?
What vote is required?
Who pays the expenses of solicitation?
SECURITY OWNERSHIP
CORPORATE GOVERNANCE
Corporate Governance Guidelines
Meetings of the Board of Directors
Standards of Conduct
Transactions with Related Persons
Director Independence
Corporate Governance Information
Executive Sessions
Stockholder Communications

i

ELECTION OF DIRECTORS
Board Recommendation
CONTINUING DIRECTORS
Class II Directors--terms ending in 2008
Class III Directors--terms ending in 2009
COMMITTEES OF THE BOARD OF DIRECTORS
Committees
Audit Committee
Audit Committee Report
Corporate Governance and Nominating Committee
Executive Committee
Compensation Committee
Compensation Committee Interlocks and Insider Participation
Compensation Committee Report
COMPENSATION DISCUSSION AND ANALYSIS
Overview
Executive Compensation Oversight
Executive Compensation Philosophy
Elements of our Executive Compensation Program for the Prior Fiscal Year
Base Salary
Incentive Bonus Compensation
Long-Term Incentive Compensation Plan
Equity-Based Awards
Savings Plan
Discretionary Cash Bonuses
Perquisites and Other Personal Benefits
Employment Agreements
Tax Implications of Executive Compensation
Accounting Implications of Executive Equity-Based Compensation
OUR EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
Summary Compensation Table
Grants of Plan-Based Awards
Outstanding Equity Awards at Fiscal Year-end

Equity Awards Vested
Employment Agreements
Special Cash Bonus
Incentive Compensation Plan
DIRECTOR COMPENSATION
General
Board Retainer and Fees
Committee Fees
Equity Award Program for Non-Employee Directors
APPROVAL OF THE AMENDED & RESTATED DYNCORP INTERNATIONAL EXECUTIVE INCENTIVE PLAN
Purpose of Stockholder Approval
Summary of the EIP
Performance Criteria
Payments
New Plan Benefits
Board Recommendation
APPROVAL OF DYNCORP INTERNATIONAL 2007 OMNIBUS INCENTIVE PLAN
Purpose of Stockholder Approval
Summary of the OIP
Performance Criteria
Shares Available for Issuance
Change in Control
Tax Consequences to Participants.
Tax Consequences to the Company.
New Plan Benefits
Board Recommendation
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
Appointment of Deloitte & Touche LLP
Approval of Auditors' Services
Fees Paid to Independent Auditors
Board Recommendation
STOCKHOLDERS' PROPOSALS
OTHER BUSINESS

INCORPORATION BY REFERENCE
ANNUAL REPORT ON FORM 10-K
ANNEX 1
ANNEX 2

GENERAL INFORMATION

What is the Company?

DynCorp International Inc. (the "Corporation") is a Delaware corporation. It is a holding company and has no operations or employees. You own shares in the Corporation. Our business is carried on by our primary operating company, DynCorp International LLC (the "operating company"), and subsidiaries of DynCorp International LLC. When we refer collectively to DynCorp International Inc., our operating company and its subsidiaries, we may call them "DynCorp International" or "the Company".

What is a proxy?

A proxy is another person whom you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a proxy or proxy card.

What is a proxy statement?

A proxy statement is a document prepared in accordance with the rules of the Securities and Exchange Commission ("SEC") that we give you to present the information required when we ask you to sign a proxy card and vote your shares at the 2007 Annual Meeting of Stockholders (the "Annual Meeting").

What is a record date?

The record date is set by the Board of Directors (the "Board") to determine who is entitled to vote. A stockholder who owned shares as of the close of business on the record date is entitled to vote those shares.

Why did I receive these proxy materials?

We are furnishing these proxy materials in connection with the solicitation of proxies, on behalf of your Board, to be voted at our 2007 Annual Meeting and at any adjournment or postponement thereof.

INFORMATION ABOUT VOTING

Who is entitled to vote?

You may vote if you owned shares of common stock as of the close of business on the record date, June 13, 2007.

57,000,000 shares of our common stock, par value $0.01 per share ("Common Stock"), were outstanding at the close of business on June 13, 2007. Each share of Common Stock is entitled to one vote on each matter that may properly be brought before the meeting.

How can I vote?

If you are a record holder, you may vote in person if you attend the 2007 Annual Meeting or by proxy, whether or not you attend the meeting. Most of our stockholders hold their shares through brokers, as beneficial owners, and may only vote their shares by giving proxy instructions to their brokers, who pass them on to the Company's transfer agent for tabulation. To vote by proxy, follow the instructions on the enclosed proxy card. You can submit your vote by mail, by telephone or by internet.

What items of business will I be voting on?

You will be voting on the following items of business, which are described on pages 8 to 9 and pages 28 to 36 of this Proxy Statement:

  1.
  To elect five Class I directors, each to serve for a term of three years;

  2.
  To approve the Company's Amended & Restated Executive Incentive Plan;

  3.
  To approve the Company's 2007 Omnibus Incentive Plan;

  4.
  To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for fiscal year 2008; and

  5.
  To transact such other business as may properly come before the meeting or any adjournment or postponement.

Why does the Board solicit proxies?

It is impractical for all stockholders and beneficial owners to attend the 2007 Annual Meeting. Therefore, the Board recommends that you appoint the three persons named in the enclosed proxy card to vote your shares in accordance with your instructions at the 2007 Annual Meeting.

Can I vote in person at the 2007 Annual Meeting?

Only record holders, that is persons or entities holding shares in their own name, can vote in person. Most of our stockholders' shares are held by brokers. Stockholders owning shares in brokerage accounts are called "beneficial owners". They can only vote through instructions given to their brokers and cannot vote in person.

How do the proxies vote?

The proxies will vote your shares in accordance with your instructions or, for beneficial owners, in accordance with the instructions provided by your broker on your behalf. If you sign your proxy card but do not give specific instructions, the proxies will vote your shares in accordance with the recommendations of the Board.

Who are the proxies?

The Board has designated Robert B. McKeon, Chairman of the Board, Herbert J. Lanese, President & Chief Executive Officer, and Curtis L. Schehr, Senior Vice President, General Counsel & Secretary, or any one of them, to act as proxies.

What are the Board's recommendations?

The Board recommends a vote FOR all the nominees for Class I directors, FOR approval of the Amended & Restated Executive Incentive Plan, FOR approval of the 2007 Omnibus Incentive Plan and FOR ratification of the appointment of Deloitte & Touche LLP as our independent auditors for fiscal year 2008.

How are votes counted?

Votes are counted by our proxy mailing agent, Broadridge Financial Solutions, Inc., and the tallies are forwarded to the proxy committee.

How many votes do I have?

You have one vote for each share of common stock you owned as of the record date. This number does not change in the event you buy or sell shares after the record date.

What if I vote "Withhold"?

With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote.

What if I do not vote?

Under the rules of the New York Stock Exchange ("NYSE"), brokers who hold shares in street name have the authority to vote on certain routine items, even when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on the non-contested election of directors and ratification of auditors. Brokers are not entitled to vote on the approval of any equity compensation plan unless they receive specific instructions from beneficial owners. Under applicable Delaware law, a broker non-vote will be counted as present for purposes of determining the existence of a quorum, but will have no effect on the outcome of the proposals.

Can I change my vote?

A proxy that is properly submitted by a record holder may be properly revoked at any time before it is voted. Proxies may be revoked by (i) delivering to the Secretary of the Company at or before the Annual Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares of Common Stock and delivering it to the Secretary of the Company at or before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy).

If you are a beneficial owner, you cannot change your vote. Your broker will follow your initial instructions.

What vote is required?

In order to have a quorum to transact business at the 2007 Annual Meeting, the holders of a majority of the shares entitled to vote must be represented at the meeting, either in person or by proxy.

For the election of directors, nominees receiving the highest number of votes in favor of their election are elected. Since there are only five nominees for the five openings, each nominee will be elected if he receives a plurality of the votes present at the Annual Meeting, either in person or by proxy.

For all other voting matters, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote thereon is necessary to approve the matter.

Who pays the expenses of solicitation?

The Company will pay all expenses of this solicitation, including printing, mailing and counting of votes.

SECURITY OWNERSHIP

SECURITIES OWNED BY DIRECTORS, NOMINEES AND NAMED EXECUTIVE OFFICERS

        The following table sets forth certain information as of June 1, 2007, with respect to beneficial ownership of the Corporation's common stock of each director, nominee for director and named executive officer and by all named executive officers and directors as a group, including any options to acquire such common stock exercisable within the 60 days after June 1, 2007.

Name and Address of Beneficial Owner(2)	Amount and nature of beneficial ownership(1)		Percentage of class
Michael J. Bayer(2)(5)	—		—
William D. Cavanaugh(2)(5)	—		—
Natale S. DiGesualdo(2)(5)	5,000		*
Richard E. Hawley(2)(5)	3,000		*
Herbert J. Lanese(2)(5)	10,000		*
Barry R. McCaffrey(2)(5)	—		—
Robert B. McKeon(3)	32,205,300	(4)	56.5%
Ramzi M. Musallam(3)	—		—
Joseph W. Prueher(2)(5)	3,000		*
Charles S. Ream(2)(5)	4,000		*
Mark H. Ronald(2)(5)	—		—
Robert B. Rosenkranz(2)(5)	600		*
Curtis L. Schehr(2)(5)	—		—
Leighton W. Smith, Jr.(2)(5)	1,000		*
Michael J. Thorne(2)(5)	2,000		*
William G. Tobin(2)(5)	1,000		*
Anthony C. Zinni(2)(5)	—		—
All Named Executive Officers and Directors as a Group (17 Persons)	32,234,900		56.6%

*
Reflects less than 1% ownership interest.

(1)
Except as otherwise indicated, all shares are owned directly.

(2)
Except as otherwise indicated, the address for each of the beneficial owners is 3190 Fairview Park Drive, Suite 700, Falls Church, VA 22042.

(3)
The address for the beneficial owner is 590 Madison Avenue, 41st floor, New York, NY 10022.

(4)
32,000,000 issued and outstanding shares of Class A common stock are held by DIV Holding LLC, a Delaware limited liability company and an affiliate of Veritas. The Veritas Capital Fund II, L.P., a Delaware limited partnership of which Veritas Capital Management II, L.L.C. is the manager, is the manager of DIV Holding LLC and has the right to direct the voting of the shares owned by DIV Holding LLP. Mr. McKeon, Chairman of our board of directors, is the managing member of Veritas Capital Management II, L.L.C., and as such may be deemed a beneficial owner of the shares owned beneficially by Veritas Capital Management II, L.L.C. or voted under the direction of Veritas Capital Management II, L.L.C. Mr. McKeon disclaims this beneficial ownership, except to the extent of his pecuniary interest in The Veritas Capital Fund II, L.P. and DIV Holding LLC. The remaining 205,300 shares are owned directly by Mr. McKeon.

(5)
Each of Messrs. Bayer, Cavanaugh DiGesualdo, Hawley, Lanese, McCaffrey, Prueher. Ream, Ronald, Rosenkranz, Schehr, Smith, Thorne, Tobin and Zinni own indirect interests in the

  Company through their ownership of Class B interests in DIV Holding LLC. After combining their direct ownership interest with their indirect ownership interest of equivalent shares of Class A common stock through DIV Holding LLC, each of the individuals has less than a 1.0% combined direct and indirect ownership interest in the outstanding Class A common shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires that our officers and directors (and persons who own more than 10% of our equity) file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-10%-stockholders are required to furnish the Company with copies of all Forms 3, 4 and 5 that they file. Based solely on our review of copies of forms we have received or written representations from reporting persons, we believe that all ownership filing requirements were timely met during the fiscal year ended March 30, 2007.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        The following table sets forth certain information, as of June 1, 2007, regarding each person known to be a "beneficial owner" of more than 5% of our common stock. For purposes of this table, beneficial ownership of securities generally means the power to vote or dispose of securities, regardless of any economic interest in the securities. All information shown is based on information reported on Schedules 13D and 13G and Form 13F filed with the SEC on the dates indicated in the footnotes to this table.

Name and address of beneficial owner	Amount of beneficial ownership(1)	Percent of class
DIV Holding LLC, c/o Veritas Capital Management, 590 Madison Avenue, 41st floor, New York, NY 10022(2)	32,000,000	56.1%
Robert B. McKeon, c/o Veritas Capital Management, 590 Madison Avenue, 41st floor, New York, NY 10022(3)	32,205,300	56.6%
Iridian Asset Management LLC, 276 Post Road West. Westport, CT 06880(4)	6,056,075	10.6%

(1)
Ownership is direct except as otherwise indicated.

(2)
32,000,000 issued and outstanding shares of common stock are held by DIV Holding LLC, a Delaware limited liability company and an affiliate of Veritas. The Veritas Capital Fund II, L.P., a Delaware limited partnership of which Veritas Capital Management II, L.L.C. is the manager, is the manager of DIV Holding LLC and has the right to direct the voting of the shares owned by DIV Holding LLC. Mr. McKeon, Chairman of our board of directors, is the managing member of Veritas Capital Management II, L.L.C., and as such may be deemed a beneficial owner of the shares owned beneficially by Veritas Capital Management II, L.L.C. or voted under the direction of Veritas Capital Management II, L.L.C. Mr. McKeon disclaims this beneficial ownership, except to the extent of his pecuniary interest in The Veritas Capital Fund II, L.P. and DIV Holding LLC. Mr. McKeon filed Schedule 14D with the SEC on May 15, 2006.

(3)
Mr. McKeon also owns 205,300 shares of common stock individually. For purposes of this table, those shares and the shares owned by DIV Holding LC are aggregated to a single beneficial owner. Mr. McKeon disclaims beneficial ownership of the shares held by DIV Holding LLC, except to the extent of his pecuniary interest in The Veritas Capital Fund II, L.P. and DIV Holding LLC.

(4)
On January 10, 2007, Iridian Asset Management LLC, an investment advisor firm, filed Schedule 13G with the SEC, reporting that it and its affiliates had acquired 6,022,700 shares of common stock. The affiliates, who share voting and dispositive power, are: The Governor and Company of the Bank of Ireland and BIAM Holdings, whose address is Head Office, Lower Baggot Street, Dublin 2, Ireland, and BancIreland (US) Holdings, Inc. and BIAM (US) Inc., whose address is Liberty Park, #15, 282 Route 101, Amherst, NH 03110. Form 13F filed by Iridian Asset Management LLC on May 2, 2007 indicates its holdings have increased to 6,056,075 shares.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

        DynCorp International is committed to maintaining and practicing the highest standards of ethics and corporate governance. The Board has adopted Corporate Governance Guidelines that provide a flexible framework within which the Board and its committees oversee the governance of the Company. These guidelines are available on our website, http://dyncorpinternational.com/, under the heading "Investor Relations—Corporate Governance".

Meetings of the Board of Directors

        Our Board has an active role in overseeing management and representing the interests of stockholders. Directors are expected to attend all board meetings and meetings of committees on which they serve. Our directors are also consulted for advice and counsel between formal meetings.

        During the fiscal year ended March 30, 2007, the Board met five times. All the directors except General McCaffrey attended at least 75% of the aggregate meetings of the board and the committees to which they were assigned.

        All directors are expected to attend annual meetings of stockholders, and all directors are expected to attend our first such meeting this year.

Standards of Conduct

        DynCorp International and its predecessors have had a robust ethics program for more than 20 years. Our Standards of Conduct, which apply to our directors, officers and employees, including our principal executive officer, principal finance officer and principal accounting officer, are delivered to all employees at the time of hire and periodically thereafter, are the subject of training programs and are posted on our website, http://dyncorpinternational.com/, under the heading "Investor Relations—Corporate Governance". The Standards of Conduct address, among other matters, the obligation of accounting and financial personnel to maintain accurate records of the Company's operations, comply with laws and report violations.

Transactions with Related Persons

        Any material transaction involving our directors, nominees for director, executive officers and their immediate family members ("related persons") and the Company or an affiliate of the Company is reviewed and approved by the Chief Executive Officer, following consultation with the Chairman of the Board, who determines whether the transaction is in the best interests of the Company. In addition, related-person transactions are subsequently reviewed by the Corporate Governance and Nominating Committee in connection with its review of the independence of the directors in accordance with the Corporate Governance and Nominating Committee's charter.

        The following transactions are considered to be related person transactions under applicable SEC regulations:

        Robert B. McKeon, a director, is a partner in and the President of Veritas Capital Management ("Veritas"), a New York-based private equity investment firm, which controls DIV Holding LLC, our majority stockholder. Mr. Musallam is also a partner in Veritas. Under a Management Consulting Agreement established at the time DynCorp International was acquired by affiliates of Veritas, which is expected to remain in place so long as Veritas controls a majority of the Corporation's common stock, the Company pays Veritas an annual fee of $300,000 for various management services provided to the Company. The Company also reimbursed Veritas for certain Company-related expenses, including the Company's initial public offering, legal expenses, travel expenses, meeting facilities and outside consulting services relating to the Company's business, in the aggregate amount of $437,954 for the fiscal year ended March 30, 2007.

        Anthony C. Zinni, a director, provides consulting services to the Company regarding commercial contracts and business opportunities in the Middle East. He is paid a monthly retainer of $25,000.

        Barry R. McCaffrey, a director, serves as Chairman of the Board of Managers of Global Linguist Solutions LLC ("GLS"), a majority owned subsidiary of the Company. His fees as Chairman will commence at such time as GLS is authorized to perform a contract to provide linguist services for the US Army; he will then be paid a monthly fee of $10,000 and reimbursed his actual expenses.

        Thomas J. Campbell served as a director of the Company until February 21, 2007. While he served as a director, he was an employee of Veritas, which received certain payments relating to management consulting services as described above.

Director Independence

        The rules of the New York Stock Exchange ("NYSE") provide that a director must have no material relationship, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company in order to be an "independent director". The rules of the NYSE further require that all the members of the Audit Committee must be independent. Inasmuch as more than 50% of the voting power of the Company is held by DIV Holding LLC, the Company is a "controlled company" under the NYSE rules. Therefore, under the NYSE rules the Company is not subject to the requirements that a majority of the Board be composed of independent directors or that all the members of the Corporate Governance and Nominating Committee and the Compensation Committee be independent.

        The Board, upon recommendation of the Corporate Governance and Nominating Committee and written submissions by the directors, has determined that the following directors and nominees for director do not have any material relationship with the Company other than their roles as directors and therefore are "independent" under the NYSE rules.

      Michael J. Bayer
      Richard E. Hawley
      Barry R. McCaffrey
      Joseph W. Prueher
      Charles S. Ream
      Mark H. Ronald
      Leighton W. Smith, Jr.
      William G. Tobin

        A majority of the directors and all the members of the Audit Committee have been determined, by the Board, to be independent directors.

Corporate Governance Information

        Stockholders may obtain copies of our Corporate Governance Guidelines and Standards of Conduct and the charters of our Audit, Compensation and Corporate Governance and Nominating Committees on our website at http://dyncorpinternational.com/, under the heading "Investor Relations", or receive printed copies by request to the Corporate Secretary, DynCorp International Inc., 3190 Fairview Park Drive, Suite 700, Falls Church, VA 22042.

Executive Sessions

        The non-management directors meet in executive session, without the presence of members of management, at regularly scheduled meetings of the Board. Robert B. McKeon, Chairman of the Board, presides at such meetings. If Mr. McKeon is unable to preside, Joseph W. Prueher, Chairman of the Corporate Governance and Nominating Committee, would preside. If Admiral Prueher is not able to preside, the members of the meeting select a member of the Board to preside.

Stockholder Communications

        Stockholders who wish to communicate with the Board, a Board committee or any individual director or directors may do so by sending written communications to the Board, the Board committee or such individual director or directors, c/o the Corporate Secretary, DynCorp International Inc., 3190 Fairview Park Drive, Suite 700, Falls Church, VA 22042. All communications will be compiled by the Corporate Secretary and forwarded to the member(s) of the Board to whom the communication is directed or, if the communication is not directed to any particular member(s) of the Board, the communication shall be forwarded to all members of the Board.

ELECTION OF DIRECTORS
(Proposal 1 on the Proxy Card)

        Five Class I directors are slated to be elected at the 2007 Annual Meeting, each to serve for a term of three years. The Board has nominated the following named Class I directors for reelection.

        Herbert J. Lanese, age 62, has served as our President and Chief Executive Officer, and in the same capacity for our operating company, DynCorp International LLC, since July 17, 2006 and has been a director since March 2006. Mr. Lanese was an independent businessman and private investor for the five years before becoming our President & Chief Executive Officer. He is a former President of McDonnell Douglas Aerospace Company. Mr. Lanese also held positions as Executive Vice President and Chief Financial Officer at McDonnell Douglas Corporation. Prior to joining McDonnell Douglas, he served as Corporate Vice President of Tenneco, Inc., where he was responsible for strategic planning, capital structure, accounting and information systems. Earlier, he held positions as Vice President & CFO of Tenneco Inc.'s Newport News Shipbuilding business and Vice President of Finance of Tenneco Chemicals. He began his career in Engineering and Production Management at General Motors Corporation before becoming Director, U.S. Chemical Operations, at BF Goodrich Company. Mr. Lanese holds a Bachelor's degree in Business and Mathematics and a Master's degree in Business Administration from Bowling Green State University.

        General Barry R. McCaffrey (USA Ret.), age 64, has been a director since 2005. General McCaffrey was Director, White House Office of National Drug Control Policy, from February 1996 to January 2001, serving as a member of the President's Cabinet and the National Security Council. During his service career, he served as Commander-in-Chief, U.S. Southern Command, from 1994 to 1996. General McCaffrey holds a Bachelor's degree in General Engineering from the U.S. Military Academy and a Master's degree in Civil Government from American University. General McCaffrey is the President of BR McCaffrey Associates LLC (a private consulting firm). He is also a member of the boards of several private companies.

        Robert B. McKeon, age 52, has been the Chairman of our Board and a director since 2005. Mr. McKeon is the Chairman of our Executive and Compensation Committees and a member of our Corporate Governance and Nominating Committee. Mr. McKeon is the President of Veritas Capital Management, a New York-based private equity investment firm he founded in 1992. Mr. McKeon is on the Board of Trustees of Fordham University, a member of the Board of Fellows of Trinity College, Hartford, Connecticut, a member of the Council on Foreign Relations and a director of several private companies. Mr. McKeon holds a Bachelor's degree from Fordham University and a Master's degree in business administration from Harvard Business School.

        Admiral Joseph W. Prueher (USN Ret.), age 64, has been a director since 2005 and is the Chairman of our Corporate Governance and Nominating Committee. Admiral Prueher served as U.S. Ambassador to the People's Republic of China from November 1999 to May 2001. His diplomatic post followed a 35-year career in the U.S. Navy, where he served as Commander-in-Chief, U.S. Pacific Command from January 1996 to February 1999. Admiral Prueher holds a Bachelor's degree in Naval Science from the U.S. Naval Academy and a Master's degree in International Relations from George Washington University. He is a consulting professor at Stanford and Harvard Universities and a trustee of The Nature Conservancy of Virginia. He is a director of Fluor Corporation, Merrill Lynch & Co, Inc., New York Life Insurance Company and Emerson Electric Co.

        Admiral Leighton W. Smith, Jr. (USN Ret.), age 67, has been a director since 2005 and is a member of our Audit Committee. Admiral Smith was appointed to four-star rank in April 1994, became Commander-in-Chief, Allied Forces Southern Europe and concurrently assumed the command of the NATO-led Implementation Force in Bosnia in December 1995. Admiral Smith retired from the U.S. Navy after 34 years of service in 1996. Admiral Smith has served as a Senior Fellow at the Center for Naval Analysis and as a Senior Advisor to the Institute for Defense Analysis. Admiral Smith holds a Bachelor's degree in Naval Science from the U.S. Naval Academy and a Master's degree in Personnel Counseling from Troy State University. He is a member of the boards of directors of CAE USA Inc. and Billing Services Group.

Board Recommendation

The Board recommends a vote for the election of each of the nominees.

CONTINUING DIRECTORS

        The following directors will continue to serve as directors.

Class II Directors--terms ending in 2008

        Michael J. Bayer, age 59, has been a director since September 2006. He is a member of our Audit Committee and Corporate Governance and Nominating Committee. Since 2003 he has been a private consultant in the energy and national security sectors and, since 2006, the President and Chief Executive Officer of Dumbarton Strategies LLC, an energy and national security consulting firm. He is the Chairman of the U.S. Department of Defense's Business Board, and a member of the Sandia National Laboratory's National Security Advisory Panel, the U.S. Department of Defense's Science Board and the Chief of Naval Operations' Executive Panel. He is a director of Willbros Group, Inc. and Stratos Global Corporation.

        Charles S. Ream, age 63, has been a director since March 2006 and is the Chairman of our Audit Committee and a member of our Compensation Committee. Mr. Ream served as the Executive Vice President and Chief Financial Officer ("CFO") of Anteon International Corporation from 2003 to 2006. Mr. Ream also served as Senior Vice President and CFO of Newport News Shipbuilding Inc. from 2000 to 2001. Previously he served as Senior Vice President, Finance of Raytheon Systems

Company and Senior Vice President and CFO at Hughes Aircraft Company. He was formerly a partner at Deloitte & Touche LLP. Mr. Ream holds a Master of Accountancy degree from the University of Arizona and is a Certified Public Accountant. He is a director of Stanley, Inc. and The Allied Defense Group, Inc.

        General Anthony C. Zinni (USMC Ret.), age 63, has been a director since 2005. He is the President, International Operations, of M.I.C. Industries, Inc. (a manufacturer of specialty equipment). General Zinni retired from the U.S. Marine Corps in 2000, after 39 years of service. He served as Commanding General, First Marine Expeditionary Force, from 1994 to 1996, and as Commander-in-Chief, U.S. Central Command, from 1997 to 2000. He has participated in numerous humanitarian operations and presidential diplomatic missions. In November 2001, he was appointed senior adviser and U.S. envoy to the Middle East by Secretary of State Colin Powell. General Zinni holds a Bachelor's degree in Economics from Villanova University and Master's degrees in International Relations from Central Michigan University and in Management and Supervision from Salve Regina University. He is a director of BAE Systems Inc. and MHI Hospitality Corporation.

Class III Directors--terms ending in 2009

        General Richard E. Hawley (USAF Ret.), age 65, has been a director since 2005. Since 1999, General Hawley has been an independent consultant to the U.S. government and various aerospace companies. He retired in July 1999 after a 35-year career in the U.S. Air Force, where he served as Commander, Air Combat Command from 1996 to 1999 and as Commander, Allied Air Forces Central Europe and Commander, U.S. Air Forces Europe from 1995 to 1996. General Hawley holds a Bachelor's degree from the U.S. Air Force Academy and a Master's degree in Economics from Georgetown University. He is a director of the Astronautics Corporation of America, McNeil Technologies, Inc., Enterprise Electronics Corporation, Continental Electronics Corporation and DFI International and a member of the Board of Advisors of Christopher Newport University's School of Business.

        Ramzi M. Musallam, age 38, has been a director since 2005. He is a member of our Compensation Committee and Executive Committee. Mr. Musallam is a partner at Veritas Capital, with which he has been associated since 1997. He is also a director of several private companies. Mr. Musallam holds a Bachelor's degree from Colgate University with a double major in Economics and Mathematics and a Master's degree in Business Administration from the University of Chicago Graduate School of Business.

        Mark H. Ronald, age 65, has been a director since January 2007. He is a member of our Corporate Governance and Nominating Committee. He is the Chairman of the Board of BAE Systems Inc. and was president and chief executive officer of BAE Systems Inc. from 2000 to 2006 and was chief operating officer and a director of BAE Systems plc from 2002 to 2006. He holds the title of Honorary Commander of the Most Excellent Order of the British Empire (CBE), awarded in recognition of the valuable services he has rendered to furthering transatlantic cooperation in the U.S.-U.K. defense industries. He is a director of Alliant Techsystems Inc. and Cobham plc. He is a trustee of Polytechnic University. He received a Bachelor's degree in electrical engineering from Bucknell University and a Master's degree in electrical engineering from Polytechnic University.

        William G. Tobin, age 69, has been a director since 2005 and is a member of our Compensation Committee. Mr. Tobin is a consultant. He was a Managing Director and Chairman of the Defense & Aerospace practice of Korn/Ferry International from 1986 until his retirement in 2004. From 1961 to 1981, Mr. Tobin was a military officer serving in a variety of command and staff positions worldwide. Mr. Tobin holds a Bachelor's degree in Engineering from the U.S. Military Academy and advanced degrees from George Washington University and Long Island University.

COMMITTEES OF THE BOARD OF DIRECTORS

Committees

        The Board has established three standing committees: Audit, Compensation and Corporate Governance and Nominating. The Board also has an Executive Committee established pursuant to our bylaws.

Audit Committee

        The Audit Committee oversees our financial reporting process on behalf of the Board. It is directly responsible for the appointment, compensation and oversight of the Company's independent auditors. The functions of the Audit Committee are further described below under the heading "Audit Committee Report" and in the Audit Committee's charter. The Audit Committee met eight times during the fiscal year ended March 30, 2007. The Audit Committee's charter is available on our website, http://dyncorpinternational.com/, under the heading "Investor Relations—Corporate Governance".

        Charles A. Ream is the Chairman of the Audit Committee, and Michael J. Bayer and Leighton W. Smith Jr. are the other members. All members of the Audit Committee are independent within the meaning of the listing standards of the NYSE, SEC regulations and our Corporate Governance Guidelines. The Board has determined that Mr. Ream, Chairman of the Audit Committee, is an "audit committee financial expert" as defined by SEC rules.

Audit Committee Report

        The Company's management is directly responsible for the financial reporting process and preparation of quarterly and annual consolidated financial statements and for maintaining an adequate system of financial controls over financial reporting. The Audit Committee is responsible for the appointment, compensation, retention, oversight and termination of the Company's independent auditors, Deloitte & Touche LLP, an independent registered public accounting firm. The independent auditors are responsible for auditing the annual consolidated financial statements and expressing an opinion to the Board on the conformity of those financial statements with U. S. generally accepted accounting principles.

        In connection with the March 30, 2007 audited consolidated financial statements, the Audit Committee has:

  1.
  reviewed and discussed with management and the independent auditors the audited consolidated financial statements, including discussions regarding critical accounting policies, other financial and reporting principles and practices appropriate for the Company, the quality of such principles and practices and the reasonableness of significant judgments;

  2.
  discussed with the independent auditors the items that are required to be discussed under applicable professional auditing standards and regulations, including the quality of the financial statements and the clarity of the related disclosures; and

  3.
  reviewed and considered the written disclosures in an independence letter from Deloitte & Touche LLP, the independent auditors, as required by Independence Standards Board Standard No. 1, and has discussed their independence from the Company and from management.

        Based on the review and discussions referred to above, the Committee has recommended to the Board that the audited financial statements for fiscal year 2007 be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 30, 2007. The Board has approved that recommendation.

        Submitted on June 5, 2007 by the Audit Committee:

        Charles S. Ream, Chairman
        Michael J. Bayer
        Leighton W. Smith, Jr.

Corporate Governance and Nominating Committee

        The Corporate Governance and Nominating Committee is responsible for making recommendations to the Board regarding the size of the Board, qualifications of directors, selection of director nominees and director compensation. It assists the Board in fulfilling its role in the corporate governance process, including development of the Corporate Governance Guidelines, and oversees the annual Board and committee self-evaluation processes. The Corporate Governance and Nominating Committee met five times during the fiscal year ended March 30, 2007. The Corporate Governance and Nominating Committee's charter is available on our website, http://dyncorpinternational.com/, under the heading "Investor Relations—Corporate Governance".

        In considering candidates for nomination, the Corporate Governance and Nominating Committee seeks a diverse group of group of candidates who possess the background, skills, expertise and time to make a significant contribution to the Company. In particular, the Committee seeks candidates who have an understanding of the arenas in which the Company works and its current and potential customers. The Corporate Governance and Nominating Committee considers potential candidates' educational background, experience, personal and business reputation, independence and freedom from conflicts of interest and ability to act in the interest of stockholders.

        The Corporate Governance and Nominating Committee does not assign specific weights to particular criteria, and no particular criteria is a prerequisite for a prospective nominee. The Company believes that the backgrounds and qualifications of its directors should, in the aggregate, provide an enriching mix of experience, knowledge and abilities.

        In considering candidates for nomination, the Corporate Governance and Nominating Committee also considers director candidates recommended by stockholders. Our bylaws provide that nominations for the election of directors may be made by any stockholder by providing notice in writing, delivered to the Secretary in accordance with the provisions of our bylaws. See the section entitled "Stockholders' Proposals" in this Proxy Statement.

        Joseph W. Prueher is the Chairman of our Corporate Governance and Nominating Committee, and the other members are Michael J. Bayer, Robert B. McKeon and Mark H. Ronald.

Executive Committee

        The Executive Committee possesses all the powers of the Board not otherwise reserved to the Board by law and acts on behalf of the Board in the interim periods between regular or special meetings of the Board.

        Robert. B. McKeon is the Chairman of the Executive Committee, and Ramzi M. Musallam is the other member.

Compensation Committee

        The Compensation Committee is responsible for making recommendations to the Board concerning the compensation of the Chief Executive Officer ("CEO") and other executive officers, including the appropriateness of salary, incentive compensation, equity-based compensation plans and other benefit plans. The Compensation Committee evaluates the performance of the CEO and executive officers in setting their compensation levels and considers the Company's performance and relative stockholder return and competitive market data, as well as other factors deemed appropriate by the Compensation Committee. The Compensation Committee occasionally engages an independent consulting firm to review and evaluate various elements of the CEO's and other executive officers' total compensation program. During the fiscal year ended March 30, 2007, the Compensation Committee engaged Frederic W. Cook & Co. to review the long-term compensation paid to the Company's executive officers and to identify competitive levels of compensation and appropriate elements. The Company has also engaged Hewitt Associates LLC to study compensation and benefits throughout the Company, including the compensation and benefits of the executive officers. Other than these consultants, the Compensation Committee has the sole authority to determine executive compensation. The Compensation Committee met three times during the fiscal year ended March 30, 2007. The Compensation Committee's charter is available on our website, http://dyncorpinternational.com/, under the heading "Investor Relations—Corporate Governance".

        Robert B. McKeon is the Chairman of the Compensation Committee, and the other members are Ramzi S. Musallam, Charles S. Ream and William G. Tobin.

Compensation Committee Interlocks and Insider Participation

        During the fiscal year ended March 30, 2007, our Compensation Committee consisted of Robert B. McKeon, Ramzi S. Musallam, Charles S. Ream and William G. Tobin, none of whom was at any time during such fiscal year or at any other time, an officer or employee of us or any of our subsidiaries. None of our executive officers serve as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

        Messrs. McKeon and Musallam are partners in Veritas. Pursuant to a Management Fee Agreement, the Company pays Veritas an annual fee of $300,000 for various management services relating to the company. The Company reimburses Veritas for certain Company-related expenses, including the Company's initial public offering, legal expenses, travel expenses, meeting facilities and outside consulting services relating to the Company's business. The Company reimbursed Veritas an aggregate amount of $437,954 for the fiscal year ended March 30, 2007.

Compensation Committee Report

        The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. Based on such review and discussions, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

        Submitted on June 11, 2007 by the Compensation Committee:

        Robert B. McKeon, Chairman
        Ramzi S. Musallam
        Charles S. Ream
        William G. Tobin

COMPENSATION DISCUSSION AND ANALYSIS

Overview

        The Compensation Discussion and Analysis is intended to inform our stockholders of the policies and objectives underlying the compensation programs for our executive officers. Accordingly, we address and analyze each element of the compensation program. Following this section is a series of tables containing specific information about the compensation awarded to, earned by or paid to our Named Executive Officers ("NEOs"). The NEOs who were employees at March 30, 2007 are:

    Herbert J. Lanese, President & Chief Executive Officer;
    Michael J. Thorne, Senior Vice President, Chief Financial Officer & Treasurer;
    Robert B. Rosenkranz, President of our operating company's Government Services division;
    Natale S. DiGesualdo, President of our operating company's Maintenance & Technical
        Support Services division; and
    William D. Cavanaugh, Senior Vice President, Business Development.

        Our NEOs for the fiscal year ended March 30, 2007 also include, where applicable, our former CEO and two former executive officers listed on the Summary Compensation Table on page 20.

Executive Compensation Oversight

        Our executive compensation program is administered by the Compensation Committee of our Board. As reflected in its charter, the Compensation Committee is charged with reviewing and approving our goals and objectives relevant to the performance of the NEOs. In addition, no less than annually, the Compensation Committee will appraise the performance of the NEOs in light of these goals and objectives and set compensation levels based on this evaluation. In setting the NEOs' compensation, the Compensation Committee considers our performance and relative stockholder return, the compensation of executive officers at comparable companies and other factors deemed appropriate.

        The compensation policies in place during the fiscal year ended March 30, 2007 were established prior to our initial public offering of common stock in May 2006. Our Compensation Committee is reviewing and revising our executive compensation philosophy and program to assure that it is properly aligned with our growth strategy and the interests of our stockholders.

        From time to time, the Compensation Committee engages an independent consulting firm to review and evaluate various elements of the NEOs' total compensation program. During the fiscal year ended March 30, 2007, the Compensation Committee engaged Frederic W. Cook & Co. to review the long-term compensation paid to the Company's executive officers and to identify competitive levels of compensation and appropriate elements. The Company has also engaged Hewitt Associates LLC to study compensation and benefits throughout the Company, including the compensation and benefits of the NEOs.

Executive Compensation Philosophy

        The Compensation Committee believes that compensation paid to executive officers should assist us in attracting, motivating and retaining superior talent. Our compensation programs are intended to motivate the NEOs to achieve our business objectives and to align their financial interests with those of our stockholders. Based on this philosophy, the compensation of our NEOs includes a combination of salary, cash bonuses, long-term equity-based awards and other employment benefits. Salary and cash bonuses are utilized so that management focuses on short-term goals. On the other hand, long-term equity-based compensation is used so that management focuses on long-term goals and performance.

        In addition, we have employment agreements with certain of our NEOs and other executive officers which provide for termination payments. These employment agreements are discussed further under the heading "Employment Agreements" at page 24 of this Proxy Statement.

Elements of our Executive Compensation Program for the Prior Fiscal Year

        The primary elements of our executive compensation, including compensation of the NEOs, for the fiscal year ended March 30, 2007 were:

  •
  base salary;

  •
  an annual incentive bonus, paid in cash;

  •
  long-term equity-based awards from our controlling stockholder;

  •
  a savings plan with matching company contributions;

  •
  discretionary cash bonuses; and

  •
  perquisites and other personal benefits.

Base Salary

        Salary levels are typically considered annually as part of our performance review process as well as upon a promotion or other change in job responsibility. Competitive and performance data are reviewed by the Compensation Committee in order to make compensation decisions that will maintain a competitive level of remuneration for each executive officer but not place them outside a reasonable range of compensation for comparable positions in the defense services industry. Salaries are set based on a review of competitive market data, consideration of individual performance, compensation relative to other executive officers and the importance to stockholders of the individual's continued service.

Incentive Bonus Compensation

        We have established an Executive Incentive Plan ("EIP") in which our NEOs and other executives are eligible to participate. The purpose of the EIP is to provide additional compensation to eligible participants for their contribution to the achievement of our objectives, to encourage and stimulate superior performance and to assist in attracting and retaining highly qualified executives. Under the EIP, and consistent with our employment agreements with each of the NEOs, target bonus amounts for the fiscal year ended March 30, 2007 were based on a percentage of base salary or, in the case of the CEO, the amount of $1,000,000, varying by the NEO level and overall job responsibilities. Actual target bonus percentages for the NEOs other than the CEO are set forth in the table on page 25.

        Bonuses are paid under the EIP, based on the attainment of certain financial and non-financial performance criteria that were approved by the Compensation Committee. For the fiscal year ended March 30, 2007, the financial performance criteria for our NEOs and other executives related to adjusted earnings before interest, tax, depreciation and amortization ("Adjusted EBITDA") and days sales outstanding ("DSO"), which together represented 70% of an individual's target incentive compensation. The remaining 30% of an individual's target incentive compensation was based upon achievement of personal goals.

        For the fiscal year ended March 30, 2007, we established Adjusted EBITDA as a key financial measure to assess our operating performance, because it excludes items that have been deemed by management to have little or no bearing on our day-to-day operating performance and is therefore helpful in highlighting trends in our overall business. We also rewarded effective management of DSO as part of our bonus criteria because of its impact on cash flow.

        Bonuses earned by the NEOs under the EIP for performance during fiscal year 2007 are reflected in column (g) of the Summary Compensation Table on page 20.

        On May 31, 2007, the Board authorized the Compensation Committee to adopt the Amended & Restated Executive Incentive Plan ("EIP"). On June 11, 2007, the Compensation Committee adopted the EIP described further at pages 28 to 29 of this Proxy Statement, which is proposed for approval by our stockholders. The principal differences from the prior executive incentive plan are as follows:

  •
  all performance goals and achievement levels are objectively determined;

  •
  an increased number of available financial performance criteria have been established;

  •
  the maximum target award has been increased from 100% of annual base salary to 200% of annual base salary, but not to exceed $2,000,000;

  •
  the Compensation Committee has discretionary authority to reduce, but not increase an individual award as to a covered employee within the meaning of Code Section 162(m), as discussed below; and

  •
  the EIP is designed to meet the requirements of Code Section 162(m).

Long-Term Incentive Compensation Plan

        We have not previously adopted a long-term incentive compensation plan. On May 31, 2007, the Board authorized the Compensation Committee to adopt the DynCorp International 2007 Omnibus Incentive Plan ("OIP"). On June 11, 2007, the Compensation Committee adopted the OIP described further at pages 30 to 35 of this Proxy Statement, which is proposed for approval by our stockholders. The principal features of the OIP are as follows:

  •
  equity-based and cash-based awards;

  •
  executives, other employees and directors are eligible;

  •
  stock options will have a maximum 10-year term, will be priced at 100% of fair market value on date of grant and may not be re-priced without stockholder consent;

  •
  stock appreciation rights will have a base price at 100% of fair market value of common stock on the grant date, may not be re-priced without stockholder consent and will result in a cash payment equal to the excess of the market price of our common stock on the exercise date over the base price;

  •
  performance awards will be cash payments or equity grants based on company performance metrics over a pre-established period;

  •
  restricted stock grants may be in the form of actual shares or share units;

  •
  other share-based awards primarily apply to grants of deferred stock for director compensation;

  •
  there are maximum individual award limits; and

  •
  awards may vest in the event of a change in control.

Equity-Based Awards

        Each of the NEOs has been granted Class B membership interests ("Class B interests") in DIV Holding LLC, our majority stockholder. Under the terms of the operating agreement of DIV Holding LLC, holders of Class B interests are entitled to receive proportional shares of distributions made by DIV Holding LLC, provided that the Class A members have received an 8% per annum internal rate of return on their invested capital. The Class B interests are subject to either five-year or four-year vesting schedules, with any unvested interests reverting to the holders of Class A interests in the event they are forfeited or repurchased. Class B interests are granted with no exercise price or expiration date. The equity-based compensation awarded to NEOs during the fiscal year ended March 30, 2007 is reflected in column (e) of the Summary Compensation Table on page 20.

Savings Plan

        Each of the NEOs is eligible to participate in our tax-qualified 401(k) plan on the same basis as all other eligible employees. We provide a matching contribution under the 401(k) plan on a non-discriminatory basis. The matching contributions paid by us on behalf of the NEOs are reflected in column (i) of the Summary Compensation Table on page 20. Details of the plan are discussed in Note 7 to our audited financial statements for the fiscal year ended March 30, 2007, included in our Annual Report on Form 10-K filed with the SEC on June 18, 2007.

Discretionary Cash Bonuses

        The Board may award discretionary cash bonuses. In recognition of efforts required to successfully complete our initial public offering of common stock in May 2006, cash bonuses were paid to certain NEOs. The portion of these cash bonuses earned in fiscal year 2007 are reflected in column (d) of the Summary Compensation Table on page 20.

Perquisites and Other Personal Benefits

        We maintain medical and dental insurance, accidental death insurance and disability insurance programs for our employees, as well as customary vacation and other similar policies. The NEOs are eligible to participate in these programs on the same basis as our other U.S.-based salaried employees.

        Messrs. Lanese, Rosenkranz and Cavanaugh are also provided with special travel accident policies in the amounts of $10,800,000, $3,240,000 and $2,100,000, respectively. In addition, we provided the NEOs with an automobile allowance, which was terminated in February 2007.

        The cost we incurred in providing life insurance and special travel insurance benefits to each of our NEOs during the fiscal year ended March 30, 2007 is reflected in column (i) of the Summary Compensation Table on page 20.

Employment Agreements

        We have employment agreements with certain of our NEOs and other executive officers which provide for termination payments. In the event the executive is involuntarily terminated for reasons other than good cause, the executive will receive termination payments equal to two times the executive's annual salary and target bonus, payable in two payments during the year following termination. The executive will also receive payment of the cost of continued medical welfare plan coverage. These employment agreements are discussed further under the heading "Employment Agreements" at page 24 of this Proxy Statement.

Tax Implications of Executive Compensation

        As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which limits the deduction for a publicly held corporation for otherwise deductible compensation to any "covered employee" to $1,000,000 per year. A covered employee includes the CEO and the three highest-compensated employees as of the close of the taxable year (other than the principal executive officer and principal financial officer) whose compensation is required to be disclosed to the stockholders under the Securities Exchange Act of 1934, as amended. The compensation limitation does not apply to privately held companies. Companies that become public during the fiscal year are treated as being in "transition". If a company that is in transition has a compensation plan or plans that were adopted when the company was privately held and the terms of such plans were adequately disclosed in the company's offering prospectus, then, so long as the plans are not materially modified, any payments made under the terms of such plans are excluded from the

$1,000,000 limit. If a covered employee receives compensation pursuant to an agreement made subsequent to the adoption of the plans that either accelerates the timing of or increases the amount of compensation otherwise payable under the terms of the previously adopted plans, then a "material modification" is deemed to have occurred, and any compensation paid pursuant thereto is not exempt from the $1,000,000 limit. We became publicly held in May 2006. Therefore, for the fiscal year ended March 30, 2007, we believe that all compensation paid to our executives, with the exception of our CEO, is exempt from the Code Section 162(m) limitation, because it was paid pursuant to compensation plans that were adopted at a time when we were privately held, and the terms of such plans were adequately disclosed in the offering prospectus. We believe that the compensation payable to our current CEO is not exempt since the terms of his employment agreement constitute material modifications to the Class B equity grant from DIV Holding LLC and our incentive bonus plan. The Compensation Committee may approve compensation that will be in excess of the Code Section 162(m) limitation in order to ensure competitive levels of total compensation for our executive officers.

Accounting Implications of Executive Equity-Based Compensation

        During fiscal year ended March 30, 2007 or during prior periods, certain members of our management and outside directors were granted a participating interest in DIV Holding LLC through a plan that granted them Class B interests in an affiliate, DIV Holding LLC. DIV Holding LLC conducts no operations and was established for the primary purpose of holding our equity.

        We have retained an independent party to conduct a fair value analysis of the Class B interests granted to management and outside directors. Based on this analysis, the aggregate fair value, as of March 30, 2007, of the Class B interests granted to members of management and outside directors from November 25, 2005 through March 30, 2007, net of forfeitures, has been determined to be $13,284,251. In accordance with SFAS No. 123(R), we recorded compensation expense based on the fair value and commensurate with our graded vesting schedules.

OUR EXECUTIVE OFFICERS

        The following persons are currently executive officers of the Company.

        William D. Cavanaugh, age 53, has served as the Senior Vice President, Business Development of our operating company, DynCorp International LLC, since December 2006. He was Senior Vice President, Business Development of our operating company's Government Services division from February 2006 until December 2006. He was an independent business consultant during 2003 and from 2004 until 2006. He was the Chief Operating Officer of Kelly, Andersen & Associates (government consulting) from 2003 to 2004 and Vice President, Business Development, Fluor Corporation Federal Services from 1999 to 2002. He holds a Bachelor's degree in marketing and advanced degrees in business and education.

        Natale S. (Chris) DiGesualdo, age 67, is the President of our operating company's Maintenance & Technical Support Services division. He is responsible for the operations and financial management for more than 5,000 employees worldwide. Mr. DiGesualdo has more than 45 years of experience applicable to aviation maintenance and maintenance management, of which more than 40 years are with DynCorp International Contract Field Teams operations. He has served in various positions, ranging from Avionics Technician to Supervisor, rising to his current position as President, Maintenance & Technical Support Services. Mr. DiGesualdo attended Wichita State University and earned credit toward a Bachelor's degree in Business Administration. Mr. DiGesualdo has been employed by DynCorp International and its predecessors since 1961.

        Herbert J. Lanese, age 62, has served as our President and Chief Executive Officer, and in the same capacity for our operating company, DynCorp International LLC, since July 17, 2006 and has been a director since March 2006. Mr. Lanese was an independent businessman and private investor for the five years before becoming our President & Chief Executive Officer. He is a former President of McDonnell Douglas Aerospace Company. Mr. Lanese also held positions as Executive Vice President and Chief Financial Officer at McDonnell Douglas Corporation. Prior to joining McDonnell Douglas, he served as Corporate Vice President of Tenneco, Inc., where he was responsible for strategic planning, capital structure, accounting and information systems. Earlier, he held positions as Vice President & CFO of Tenneco Inc.'s Newport News Shipbuilding business and Vice President of Finance of Tenneco Chemicals. He began his career in Engineering and Production Management at General Motors Corporation before becoming Director, U.S. Chemical Operations, at BF Goodrich Company. Mr. Lanese holds a Bachelor's and a Master's degree in Business Administration from Bowling Green State University.

        Robert B. Rosenkranz, age 67, is the President of our operating company's Government Services division. The division provides law enforcement services, counter-narcotics support, contingency and logistic support services, facility operations, infrastructure development and security services. He graduated from the United States Military Academy, holds a Masters degree from the University of Pennsylvania and retired from the U.S. Army with the rank of major general. He served as Senior Vice President for range and logistics services of the company's predecessor from 1995 to 2001; as Vice President of business development for MPRI/L-3 from 2001 to 2003; as General Manager of Beamhit from 2003 to 2004, and as a Vice President of business development for KEI Pearson, Inc. from January to August 2005. Mr. Rosenkranz joined DynCorp International in his current capacity in August 2005.

        Curtis L. Schehr, age 48, has served as our Senior Vice President & General Counsel, and in the same capacity for our operating company, since October 2006. He was elected Secretary in May 2007. Prior to joining DynCorp International, Mr. Schehr was Senior Vice President, General Counsel & Secretary of Anteon International Corporation for approximately ten years. At Anteon, Mr. Schehr was part of the corporate leadership team that spearheaded the company's growth and acquisition strategy, including an initial public offering in early 2002. From 1991-1996, he was Associate General Counsel of

Vitro Corporation. Prior to that, Mr. Schehr was Corporate Legal Counsel at Information Systems and Networks Corporation and served in several legal and contracts positions at Westinghouse Electric Corporation's defense group. Mr. Schehr holds a J.D. degree, with honors, from the George Washington University Law School and two B.A. degrees from Lehigh University, where he was elected to Phi Beta Kappa.

        Michael J. Thorne, age 50, has served as our Senior Vice President, Chief Financial Officer & Treasurer, and in the same capacity for our operating company, since 2005. Before assuming this position, he was Vice President of Contracts and a director for joint ventures in the United Kingdom, Saudi Arabia and Puerto Rico. Mr. Thorne's other responsibilities have included financial forecasts, forward pricing rates, incurred cost submissions, disclosure statements, and program/contract pricing. He joined the company in 2001, after 22 years of service with Lockheed Martin in various key financial positions. Mr. Thorne graduated from the University of Georgia with a BBA degree in Finance and subsequently earned his MBA in Finance.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

        The following table sets forth information regarding compensation for the fiscal year ended March 30, 2007 awarded or paid to or earned by our NEOs and certain individuals who would have been NEOs but for the fact that they were no longer employed at the end of the fiscal year.

Name and Principal Position	Year	Salary ($)	Bonus ($)(5)	Stock (Equity) Awards ($)(6)	Non-Equity Incentive Plan Compensation ($)(7)	All Other Compensation ($)(8)	Total ($)
(a)	(b)	(c)	(d)	(e)	(g)	(i)	(j)
Herbert J. Lanese President & Chief Executive Officer(1)	2007	553,846	—	851,109	1,000,000	107,636	2,512,591
Michael J. Thorne Senior Vice President, Chief Financial Officer & Treasurer	2007	349,942	125,000	151,342	221,340	51,454	890,078
Robert B. Rosenkranz President, Government Services division	2007	358,746	25,000	50,447	260,000	55,413	749,606
Natale S. DiGesualdo President, Maintenance & Technical Support Services division	2007	265,554	—	50,448	133,331	46,820	496,153
William D. Cavanaugh Senior Vice President. Business Development	2007	268,277	—	—	92,225	30,103	390,605
Stephen J. Cannon Former President & Chief Executive Officer(2)	2007	237,500	250,000	—	222,524	3,158,844	3,868,868
Jay K. Gorman Former Executive Vice President & Chief Operating Officer(3)	2007	207,308	187,500	—	149,742	1,762,819	2,307,369
Ruth Y. Morrel Former Senior Vice President & General Counsel(4)	2007	239,308	25,000	—	116,497	1,071,484	1,452,289

(1)
Mr. Lanese's date of hire was July 17, 2006, and this table only reflects compensation for his services as an officer and employee. His compensation for services as a director is reflected in the table at page 27.

(2)
Mr. Cannon served as President & Chief Executive Officer for the period from April 1, 2006 until July 17, 2006. Column (i) includes amounts paid or payable to Mr. Cannon following his severance pursuant to his employment agreement with the Company.

(3)
Mr. Gorman served as Executive Vice President & Chief Operating Officer from April 1, 2006 until September 1, 2006. Column (i) includes amounts paid or payable to Mr. Gorman following his severance pursuant to his employment agreement with the Company.

(4)
Ms. Morrel served as Senior Vice President & General Counsel from April 1, 2006 until October 24, 2006. Column (i) includes amounts paid or payable to Ms. Morrel following her severance pursuant to her employment agreement with the Company.

(5)
The amounts reported in column (d) represent the portion of cash bonuses earned during fiscal year 2007 by our NEOs related to our initial public offering of common stock in May 2006, which is discussed on page 25. The full cash bonus was paid following consummation of the public offering in May 2007.

(6)
The amounts reported in column (e) reflect the grant-date fair value of equity-based awards that vested in fiscal year 2007, pursuant to the Equity-Based Awards program (discussed on page 16) and in accordance with SFAS No. 123(R). Assumptions used in the calculation of these awards are discussed in Note 12 to our audited financial statements for the fiscal year ended March 30, 2007, included in our Annual Report on Form 10-K filed with the SEC on June 18, 2007.

(7)
The amounts reported in column (g) represent cash bonuses that were earned in fiscal year 2007 pursuant to our Executive Incentive Plan, which is discussed on page 15. Bonuses for Messrs. Lanese, Thorne, Rosenkranz, DiGesualdo and Cavanaugh were paid out on June 11, 2007. Accrued bonuses for Messrs. Cannon and Gorman and Ms. Morrel were paid out at the time of their termination.

(8)
The amount of each component of All Other Compensation for each NEO is as follows:

ALL OTHER COMPENSATION

Name	401(k) Matching Contributions ($)	Car Allowance ($)	Paid Time Off ($)(1)	Cost of Insurance Policies ($)(2)	Cost of Post- Severance Medical Benefits ($)(3)	Severance ($)(4)	Total Other Compensation ($)
Mr. Lanese	10,461	—	—	97,175	—	—	107,636
Mr. Thorne	11,126	10,615	26,934	2,799	—	—	51,454
Mr. Rosenkranz	9,755	9,554	—	36,014	—	—	55,413
Mr. DiGesualdo	10,966	3,962	24,564	7,328	—	—	46,820
Mr. Cavanaugh	10,154	—	—	19,949	—	—	30,103
Mr. Cannon	4,660	4,431	132,945	1,822	14,986	3,000,000	3,158,844
Mr. Gorman	4,840	2,831	83,057	1,553	8,038	1,662,500	1,762,819
Ms. Morrel	7,500	7,851	58,400	2,525	5,208	990,000	1,071,484

(1)
Represents compensation earned and paid in lieu of vacation and personal time.

(2)
Represents the cost of company-paid life insurance policies and of special business travel accident policies for the benefit of Mr. Lanese, Mr. Rosenkranz and Mr. Cavanaugh.

(3)
The cost of post-severance medical benefits represents amount to be paid to the NEO for extended medical coverage in the event the NEO elects COBRA medical coverage for the full available term following termination. The monthly amount paid is equal to the amount we were paying on their behalf for similar coverages during their employment.

(4)
Reflects amounts earned upon their severance in the fiscal year ended March 30, 2007, in accordance with the NEO's employment agreement, following their resignations for good cause as defined in their employment agreements. Such amounts have been or will be paid at the times specified in their respective agreements.

GRANTS OF PLAN-BASED AWARDS

        The following table sets forth certain information with respect to Class B membership interests in DIV Holding LLC, our majority stockholder, that were granted to our NEOs during the fiscal year ended March 30, 2007.

Name	Grant Date	All Other Equity Awards: Percentage of Units (%)(1)	Common Share Equivalents (#)(2)	Grant Date Fair Value of Equity Awards ($)
(a)	(b)	(c)	(d)	(e)
Mr. Lanese	07/17/06	1.6000%	512,000	3,372,800
Mr. Thorne	—	—	—	—
Mr. Rosenkranz	02/26/07	0.4375%	140,000	1,782,932
Mr. DiGesualdo	02/26/07	0.2875%	92,000	1,171,641
Mr. Cavanaugh	02/26/07	0.4235%	135,520	1,725,878
Mr. Cannon	—	—	—	—
Mr. Gorman	—	—	—	—
Ms. Morrel	—	—	—	—

(1)
Percentages in column (c) reflect Class B interests in DIV Holding LLC, as described on page 16, under the heading "Equity-Based Awards", awarded during the year to the respective NEOs. Class B interests vest over a four- or five-year period or, if earlier, upon a change of control of DynCorp International Inc.

(2)
Column (d) converts the Class B interests into an equivalent number of shares of the Company's common stock. The conversion is made by multiplying the NEOs Class B percentage by the 32,000,000 shares of the Company's common stock owned by DIV Holding LLC.

(3)
Column (e) reflects the market value of the Class B membership interests as of the grant date. The market value of the Class B membership interests was calculated using a market value model that includes the following variables: the Company's stock price, the number of outstanding common shares, DIV Holding LLC ownership percentage, remaining preference to DIV Holding LLC Class A holders and a discount for lack of marketability.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following table sets forth certain information with respect to unvested Class B membership interests that were owned by our NEOs and were outstanding at the end of the fiscal year ended March 30, 2007.(4)

Name	Class B Interests That Have Not Vested (%)(1)	Common Share Equivalents of Unvested Class B Interests (#)(2)	Market Value of Unvested Class B Interests ($)(3)
(a)	(b)	(c)	(d)
Mr. Lanese	1.2280	392,960	4,356,083
Mr. Thorne	0.3825	122,400	1,356,842
Mr. Rosenkranz	0.6075	194,400	2,154,984
Mr. DiGesualdo	0.4150	132,800	1,472,129
Mr. Cavanaugh	0.4847	155,104	1,719,376
Mr. Cannon	—	—	—
Mr. Gorman	—	—	—
Ms. Morrel	—	—	—

(1)
Percentages in column (b) reflect unvested Class B membership interests in DIV Holding LLC, as described on page 16, under the heading "Equity-Based Awards". Class B membership interests vest ratably over the four- (in the case of Mr. Lanese) or five-year period (in the case of the other NEOs) following the grant.

(2)
Column (c) converts the unvested Class B membership interests into an equivalent number of shares of the Company's common stock. The conversion is made by multiplying the NEO's Class B membership interests percentage by the 32,000,000 shares of the Company's common stock owned by DIV Holding LLC.

(3)
Column (d) reflects the market value of the unvested Class B membership interests as of March 30, 2007. The market value of the Class B membership interests was calculated using a market value model that includes the following variables: the Company's stock price, the number of outstanding common shares, DIV Holding LLC ownership percentage, remaining preference to DIV Holding LLC Class A holders, and a discount for lack of marketability.

(4)
This table does not include non-option awards which are contractually restricted with regard to redemption. Pursuant to the terms of the Operating Agreement governing DIV Holding LLC, if the Company's shares are publicly traded on or after February 11, 2010, Class B interests may be redeemed at the end of any fiscal quarter for the Company's stock or cash at the discretion of Veritas on thirty days' written notice, upon the later of February 11, 2010 or the date said Class B member is no longer subject to reduction. Class B members remain subject to reduction until the earlier of the Class B member's fourth or fifth employment/directorship anniversary, depending upon the individual's employment agreement, date of termination or change in control of the Company. The aggregate market value of the vested and unredeemed Class B membership interests as of March 30, 2007, calculated as described above, was $7,259,678.

EQUITY AWARDS VESTED

        The following table sets forth certain information with respect to the vesting of Class B membership interests in DIV Holding LLC during the fiscal year ended March 30, 2007.

Name	Class B Interests That Vested (%)	Vesting Date	Value Realized on Vesting ($)(1)
(a)	(b)	(c)	(d)
Mr. Lanese	0.0070	5/4/06	24,584
Mr. Lanese	0.4000	7/17/06	843,200
Mr. Thorne	0.1275	2/11/07	510,723
Mr. Rosenkranz	0.0425	5/4/06	149,260
Mr. DiGesualdo	0.0425	2/11/07	170,241
Mr. Cavanaugh	0.0153	5/4/06	53,734
Mr. Cannon	—		—
Mr. Gorman	—		—
Ms. Morrel	—		—

(1)
Column (d) reflects the market value of the Class B membership interests as of March 30, 2007. The market value of the Class B membership interests was calculated using a market value model that includes the following variables: the Company's stock price, the number of outstanding common shares, DIV Holding LLC ownership percentage, remaining preference to DIV Holding LLC Class A holders and a discount for lack of marketability.

Employment Agreements

        Our operating company has entered into employment agreements with certain of the NEOs, named in the following table, for an initial term of five years. Following the initial term, each employment agreement will automatically renew for additional one-year periods, unless either our operating company or the executive delivers written notice of intent not to renew. Each employment agreement provides that if the executive's employment is terminated by reason of retirement, death or complete disability, the executive will receive base compensation through the date of termination, a pro rated portion of his or her incentive compensation that would be paid based upon our performance as of the termination date and the right to exercise any vested stock options or other rights based upon the appreciation in value of our stock (but excluding any rights in Class B equity in DIV Holding LLC). If the termination is by us without good cause, upon execution of a waiver and release of claims against us, the executive will also receive, in addition to the foregoing, a payment of two times the sum of the executive's current base salary plus target cash incentive compensation under the Executive Incentive Plan as in effect at the time of termination, payable in two equal payments following the six-month and twelve-month anniversaries of termination, plus the right to receive reimbursement of continued health insurance premiums until the earlier of exhaustion of COBRA coverage or the executive's coverage under a new group health insurance plan.

        The employment agreements established minimum salaries and annual incentive compensation targets for each of the covered NEOs, as follows:

Covered NEO	Minimum base salary	Target bonus
Mr. Lanese	$800,000	$1,000,000
Mr. Thorne	$350,000	60% of base salary
Mr. Rosenkranz	$360,000	50% of base salary
Mr. DiGesualdo	$253,000	50% of base salary
Mr. Cannon	$750,000	100% of base salary
Mr. Gorman	$475,000	75% of base salary
Ms. Morrel	$330,000	50% of base salary

        Our operating company also agreed to indemnify the executive against any claims or liabilities relating to the executive's services to the operating company, to the extent permitted by applicable law, and to pay for counsel for the executive's defense.

        Each of the executives also agreed not to employ or solicit for employment any employee of our operating company during the executive's employment and for a period of one year following the executive's termination of employment for any reason.

        In the event of our termination of their employment without cause or their voluntary termination for good cause, the NEOs who were employed by us at March 30, 2007 would receive the following payments, based upon their annual salaries and target bonus in effect as of such date.:

Covered NEO	Payment at 6th month following termination	Payment at 12th month following termination
Mr. Lanese	$1,800,000	$1,800,000
Mr. Thorne	$560,000	$560,000
Mr. Rosenkranz	$540,000	$540,000
Mr. DiGesualdo	$466,200	$466,200

Special Cash Bonus

        Following consummation of our initial public offering of common stock in May 2006, we used cash on hand to pay special cash bonuses of $3.125 million in the aggregate to certain executive officers. Of that amount, Messrs. Cannon, Gorman, Thorne and Rosenkranz and Ms. Morrel earned $250,000, $187,500, $125,000, $25,000 and $25,000, respectively, in the fiscal year ended March 30, 2007. These bonuses were intended to reward management for their efforts in connection with the successful consummation of the public offering. The bonuses were paid on May 12, 2006.

Incentive Compensation Plan

        Under the executive incentive plan in effect during the fiscal year ended March 30, 2007, certain officers and other key employees, including the NEOs, were selected to participate. The executive incentive plan provided for cash awards to be paid from a budgeted bonus pool for the plan year based on the achievement of financial and non-financial objectives established at the beginning of the year. Target percentages of base salary were established at the beginning of the plan year. Award amounts were calculated by multiplying base salary times the target percentage times the ratio of actual to targeted performance. Target incentive compensation for the NEOs is set forth in the table above.

DIRECTOR COMPENSATION

General

        The Company uses a combination of cash and equity-based compensation to attract and retain qualified candidates to serve on the Board. In setting director compensation, the Board considers the significant amount of time that directors expend in fulfilling their duties as well as the skill-level required.

Board Retainer and Fees

        Directors who are not affiliates of Veritas or officers or employees of the Company receive an annual retainer of $40,000, payable quarterly in advance, and a $2,000 fee for each meeting of the Board they attend.

Committee Fees

        The Chairman of the Audit Committee receives a fee of $5,000, and the nonaffiliated members other than the Chairman receive a fee of $2,500, for attendance at each meeting of the Committee.

        The nonaffiliated members who chair the other committees receive a fee of $4,000, and the nonaffiliated members other than the chairmen receive a fee of $2,000 for attendance at each meeting of the committees.

        Members of the Executive Committee do not receive any additional retainer or fees.

Equity Award Program for Non-Employee Directors

        Each of the directors who are not affiliates of Veritas has been granted Class B membership interests in DIV Holding LLC, our majority stockholder, ("Class B interests"). Under the terms of the operating agreement of DIV Holding LLC, holders of Class B interests are entitled to receive proportional shares of distributions made by DIV Holding LLC, provided that the Class A members have received an 8% per annum internal rate of return on their invested capital. The Class B interests are subject to either five-year or four-year vesting schedules, with any unvested interests reverting to the holders of Class A interests in the event they are forfeited or repurchased. Class B interests are granted with no exercise price or expiration date. The equity-based compensation awarded to directors during the fiscal year ended March 30, 2007 is reflected in the following Director Compensation Table.

DIRECTOR COMPENSATION

        The following table sets forth certain information with respect to the compensation we paid our directors during the fiscal year ended March 30, 2007.

Name	Fees Earned or Paid in Cash ($)	Stock (Equity) Awards ($)(1)	All Other Compensation ($)	Total ($)
Michael J. Bayer	58,500	8,309	—	66,809
Thomas J. Campbell(2)(5)	—	—	—	—
Marc Grossman(3)	21,500	1,662	—	23,162
Richard E. Hawley	62,500	8,309	—	70,809
Herbert J. Lanese(4)	18,500	—	—	18,500
Barry R. McCaffrey	60,500	8,309	—	68,809
Robert B. McKeon(5)	—	—	—	—
Ramzi M. Musallam(5)	—	—	—	—
Joseph W. Prueher	84,500	8,309	—	92,809
Charles S. Ream	75,500	8,309	—	83,809
Mark H. Ronald	14,000	8,309	—	22,309
Leighton W. Smith Jr.	84,500	8,309	—	92,809
William G. Tobin	70,500	8,309	—	78,809
Anthony C. Zinni(6)	64,500	8,309	200,000	272,809

(1)
The amounts reported in this column reflect the grant-date fair value of equity-based awards that vested in fiscal year 2007, pursuant to the Equity Award Program, (discussed above under the heading "Equity Award Program for Non-Employee Directors") and in accordance with SFAS No. 123(R). Assumptions used in the calculation of these awards are discussed in Note 12 to the Company's audited financial statements for the fiscal year ended March 30, 2007, included in the Company's Annual Report on Form 10-K filed with the SEC on June 18, 2007.

(2)
Mr. Campbell served as a director until his resignation on February 21, 2007.

(3)
Ambassador Grossman served as a director until his resignation on January 16, 2007.

(4)
Mr. Lanese, the Company's President & Chief Executive Officer, served as an independent director until July 17, 2006, when he became an officer and employee of the Company. Amounts shown in this table reflect only his compensation as an independent director. He did not receive any director retainer or fees for the period following July 17, 2006.

(5)
Messrs. McKeon and Musallam are principals of Veritas Capital Management II, L.P. which owns the controlling interest of DIV Holding LLC, which in turn owns a majority of the Company's outstanding shares of common stock. Mr. Campbell was also an employee of Veritas prior to his resignation as a director. As Veritas executives, they are not paid by the Company for their services as directors or members of its committees. The Company paid a total of $300,000 in management fees and $437,954 in expenses to Veritas in the twelve months ended March 30, 2007.

(6)
General Zinni received $200,000 in consulting fees for services unrelated to his service on the Board.

APPROVAL OF THE AMENDED & RESTATED DYNCORP INTERNATIONAL
EXECUTIVE INCENTIVE PLAN
(Proposal 2 on the Proxy Card)

        The Amended & Restated DynCorp International Executive Incentive Plan ("EIP") was adopted by the Compensation Committee on behalf of the Board on June 11, 2007, subject to stockholder approval. The following is a summary of the material terms of the EIP. The full text of the EIP is attached as Annex 1 to this Proxy Statement, and the following summary is qualified in its entirety by reference to the terms of the EIP.

Purpose of Stockholder Approval

        Stockholders are being asked to approve the EIP, including the performance criteria described below, in order to ensure that incentive bonus payments otherwise meeting the requisites of "performance based" compensation under Code Section 162(m) will not be disallowed as a deduction to the Company for federal income tax purposes. The EIP is a modification of the executive incentive plan which the Company adopted prior to becoming publicly held.

        Code Section 162(m) disallows a tax deduction to a publicly held corporation for any compensation (with certain exceptions) in excess of $1,000,000 paid to any person who is the principal executive officer or among the Company's three most highly compensated employees other than the principal executive officer or principal financial officer, whose compensation must be reported to stockholders under the Securities Exchange Act of 1934, as amended ("covered employees"). An exception is made, however, for remuneration that qualifies as "performance-based" compensation. Performance-based compensation is not counted for purposes of this limitation on the deductibility of compensation paid to the covered employees. Compensation payable solely on account of the attainment of one or more performance goals will be considered performance-based compensation if (1) the performance goals are determined by a compensation committee of the board of directors which comprises solely of two or more outside directors, (2) the material terms under which the remuneration is paid, including performance goals, are disclosed to the stockholders and are approved by a majority vote in a separate stockholder vote before the payment of such remuneration, and (3) before the payment of such remuneration, the compensation committee certifies that the performance goals and other material terms were in fact satisfied.

Summary of the EIP

        The EIP is administered by the Compensation Committee, or a subcommittee thereof consisting solely of two or more directors of the Company who are "outside directors" within the meaning of Code Section 162(m). The plan year is the Company's fiscal year or such other period as may be selected by the Compensation Committee.

        The purpose of the EIP is to motivate and reward officers and other executives who have significant impact on the Company's strategy, performance and profitability for the achievement of pre-established, measured objectives which directly impact the financial performance of the Company and increase shareholder value.

        Participation in the EIP is limited to officers and executive employees of the Company who are selected to participate in the EIP by reason of their position of significant responsibility in the overall operations of the corporate enterprise or in the operations of one or more of the Company's business segments. The Compensation Committee shall review and approve, within the earlier of 90 days following the beginning of the plan year or the date upon which 25% of the plan year has elapsed, management's recommendations as to (1) the persons who shall participate in the EIP for the plan year, (2) individual target awards; (3) performance criteria; and (4) performance targets. The performance criteria are ratified by the Executive Committee of the Board.

        The Board may terminate the EIP at any time or prospectively amend or modify the EIP.

Performance Criteria

        The performance criteria for determining whether the Company shall pay annual incentive bonuses under the EIP to persons approved by the Compensation Committee to participate in the EIP are based on the attainment by the Company for the plan year of certain levels (approved for each plan year by the Compensation Committee) of one or more of the following financial objectives used to measure performance: net sales; days sales outstanding; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per share; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the shares or any other publicly-traded securities of the Company; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; booking value of contract awards; year-end backlog; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins, gross margins or cash margin; year-end cash; debt reductions; stockholder equity; market share; and implementation, completion or attainment of measurable objectives with respect to research, development, products or projects, production volume levels, acquisitions and divestitures and recruiting and maintaining personnel.

        For each participant for each plan year, an amount equal to specified percentages (which are recommended by management and reviewed and approved by the Compensation Committee) of the participant's base salary will be earned by the participant as an incentive bonus for the plan year if the Company or applicable division or segment achieves one or more of the performance criteria set by the Compensation Committee as described. The performance criteria are set at company or division/segment level depending upon the scope of responsibility of the participant. In calculating the incentive bonus amounts, the Compensation Committee approves management recommendations as to a specific performance weight for each participant among the selected performance criteria. The Compensation Committee also predetermines a maximum percentage of the participant's base salary that will serve as a ceiling on the amount of incentive bonus that a participant may earn for the plan year, which in no event shall exceed the lesser of two hundred percent (200%) of the participant's base salary or the amount of $2,000,000. The base salary used for all these calculations is the base salary for the participant for the plan year, as determined by the Compensation Committee as of the first day of the fifth month of the plan year.

Payments

        The amount of incentive bonus earned by a participant for the plan year is payable in cash after the close of the plan year, following certification in writing by the Compensation Committee that the performance goals have been satisfied. Neither the approval of the EIP by the stockholders nor any action taken under the EIP gives to any participant the right to be retained in the employ of the Company or any of its subsidiaries.

New Plan Benefits

        Benefits under the EIP to the Company's officers and executive employees are not currently determinable because all incentive bonus payments under the EIP are discretionary.

Board Recommendation

The Board recommends a vote for the proposal to approve the EIP.

APPROVAL OF DYNCORP INTERNATIONAL 2007 OMNIBUS INCENTIVE PLAN
(Proposal 3 on the Proxy Card)

        The DynCorp International 2007 Omnibus Incentive Plan ("OIP") was adopted by the Compensation Committee on behalf of the Board on June 11, 2007, subject to stockholder approval. The following is a summary of the material terms of the OIP. The full text of the OIP is attached as Annex 2 to this Proxy Statement, and the following summary is qualified in its entirety by reference to the terms of the OIP.

Purpose of Stockholder Approval

        Stockholders are being asked to approve the OIP, including the performance criteria described below and the issuance of shares of common stock to eligible participants in accordance with the OIP, in order to assist the Company in meeting the purpose set forth below and to ensure that incentive awards otherwise meeting the requisites of "performance based" compensation under Code Section 162(m) will not be disallowed as a deduction to the Company for federal income tax purposes.

Summary of the OIP

        The purpose of the OIP is to assist the Company in attracting and retaining selected individuals to serve as employees, directors and consultants of the Company who are expected to contribute to the Company's success and to achieve long-term objectives which will inure to the benefit of all stockholders of the Company through certain incentives.

        The OIP will become effective upon approval by the stockholders and will terminate on the tenth anniversary of that date, provided that awards granted before the termination date will remain in effect until they have been exercised, terminated or expired.

        The OIP will be administered by the Compensation Committee, or a subcommittee thereof, whose members must qualify as "non-employee directors" under Rule 16b-3 under the Securities Exchange Act of 1934, "outside directors" under Code Section 162(m) and "independent directors" for purpose of the rules and regulations of the New York Stock Exchange. The Compensation Committee has the authority to select the participants who will receive awards under the OIP, to determine the type and terms of the awards and to interpret and administer the OIP. The OIP is designed to provide the Compensation Committee with a wide range of awards and performance criteria so that it can apply the proper types of incentives to fit the circumstances. The OIP allows the Compensation Committee to award stock options, stock appreciation rights, restricted stock shares or units, other share-based awards and performance awards. Awards may be granted under the OIP to any employee, non-employee member of the Board of Directors or consultant who provides services (other than services relating to the sale or promotion of the Company's securities) to the Company, except for incentive stock options which may be granted only to the Company's employees.

        The Compensation Committee is authorized to grant stock options under the OIP. Options may be either "incentive stock options", as defined in Code Section 422, or non-statutory stock options. The specific terms of each option grant, including vesting conditions, exercise price and option term (not to exceed ten years), will be set forth in option agreements with the participant. The option exercise price shall be no less than 100% of the fair market value of the shares on the date of the grant. Unless otherwise provided in the option agreement, the exercise price may be paid in cash or cash equivalents, by tendering previously purchased shares at their then-current fair market value or, if the Compensation Committee consents, by withholding shares otherwise issuable upon exercise of the option or other methods approved by the Compensation Committee. Option shares may be issued in the form of restricted stock.

        The Compensation Committee may grant stock appreciation rights under the OIP. A stock appreciation right entitles the holder to receive an amount in cash, shares of common stock, other property, or a combination thereof (as determined by the Compensation Committee) upon exercise, computed by reference to appreciation in the value of the common stock. The grant price of a stock appreciation right cannot be less than 100% of the fair market value of a share of common stock at the time of grant. The expiration dates of stock appreciation rights cannot be more than ten years after the date of the original grant.

        Prior to the issuance of shares upon the exercise of an option or stock appreciation right, no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the underlying shares.

        The Compensation Committee may not, without the approval of the stockholders, (i) lower the exercise price of a stock option or the grant date price of a stock appreciation right after it is granted, (ii) cancel a stock option or stock appreciation right in exchange for cash or another award, or (iii) take any other action with respect to a stock option or stock appreciation right that may be treated as a re-pricing under the rules and regulations of the NYSE, unless the reduction is equitable or appropriate to prevent dilution or enlargement of the rights of a participant in connection with a merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the shares or the value thereof.

        The Compensation Committee may grant restricted shares of common stock or restricted stock units under the OIP, with or without payment therefor, as the Compensation Committee shall determine in its discretion. Awards of restricted stock or restricted stock units may be awarded as a form of payment of other performance awards or other cash-based incentive compensation. The terms applicable to a specific grant, including vesting and forfeiture provisions and other restrictions, are to be set forth in an agreement with the participant. Following the award of restricted stock shares, the participant has all the voting rights of a stockholder.

        The Compensation Committee may grant other share-based awards under the OIP, having such vesting, forfeiture and other terms as may be set forth in an award agreement.

        The Compensation Committee may also make awards of performance shares, performance units or performance cash incentives under the OIP, subject to the satisfaction of specified performance criteria. Performance awards may be paid in shares of common stock, cash, other property, or any combination thereof.

        Subject to adjustment as provided in the OIP, no participant may be granted (i) options or stock appreciation rights during any 12-month period with respect to more than 1,000,000 shares or (ii) restricted stock awards, restricted stock unit awards, performance awards and/or other share-based awards in any 12-month period that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in shares with respect to more than 300,000 shares. In addition to the foregoing, the maximum dollar value that may be earned by any participant in any 12-month period with respect to performance awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash is $4,000,000. If an award is cancelled, the cancelled award shall continue to be counted toward the applicable limitations.

Performance Criteria

        If the Compensation Committee determines at the time a restricted stock award, restricted stock unit award, performance award or other share-based award is granted to a participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such award, a covered employee, then the Committee may provide that the lapsing of restrictions or the distribution of cash, shares or other property, as applicable, shall be subject to the achievement of one or more objective performance criteria established by the Compensation Committee, which shall be based on the attainment of specified levels of one or any combination of the following: net sales; booking value of contract awards; year-end backlog; days sales outstanding; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per share; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the shares or any other publicly-traded securities of the Company; market share; gross profits; earnings (including EBITDA); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins, gross margins or cash margin; year-end cash; debt reductions; stockholder equity; market share; regulatory achievements; and implementation, completion or attainment of measurable objectives with respect to research, development, products or projects, production volume levels, acquisitions and divestitures and recruiting and maintaining personnel. Such performance goals also may be based solely by reference to the Company's performance or the performance of a subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Compensation Committee may also exclude charges related to an event or occurrence which the Compensation Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management or (c) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles. Such performance goals shall be set by the Compensation Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Code Section 162(m).

Shares Available for Issuance

        Subject to adjustment in the event of a merger, consolidation, recapitalization, stock split or similar transaction, no more than 2,250,000 shares of common stock may be issued under the OIP. In the event of forfeiture, expiration or termination or settlement in cash of an award without issuance of shares previously granted, those unissued shares are eligible for later issuance under the OIP. In the event option exercise prices or tax withholdings are paid in the form of surrendered option shares, those shares are also eligible for later issuance under the OIP.

Change in Control

        Award agreements may provide that, in the event of a change in control of the Company (as defined in the OIP), options and stock appreciation rights shall be cancelled and terminated without any payment therefore if the option exercise price or stock appreciation right grant date price is less than the fair market value of a share as of the date of the change in control.

        Unless otherwise provided in an award agreement, in the event of a change in control in which the successor company replaces an option, stock appreciation right, restricted stock and restricted stock unit award or other share-based award, if a participant's employment with such successor company (or a subsidiary thereof) terminates within 24 months following such change in control (or such other period set forth in the award agreement) and under circumstances specified in the award agreement, (i) options and stock appreciation rights outstanding as of the date of termination will immediately vest, become fully exercisable, and may thereafter be exercised for 24 months (or the period of time set forth in the award agreement), (ii) restrictions and deferral limitations on restricted stock and restricted stock units shall lapse and the restricted stock or restricted stock units shall become free of all restrictions and limitations and become fully vested, and (iii) the restrictions and deferral limitations and other conditions applicable to any other share-based awards or any other awards shall lapse, and such other share-based awards or such other awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

        In the event of a change in control in which cash is the sole consideration, (i) the Committee shall determine whether all performance awards shall be considered to be earned and payable in full or pro rata based on the portion of performance period completed as of the date of the change in control, and any other restriction shall lapse and such performance awards shall be immediately settled or distributed, (ii) all options and stock appreciation rights outstanding as of the date of the change in control shall immediately vest and become fully exercisable, (iii) restrictions, limitations and other conditions applicable to restricted stock and restricted stock units shall lapse and the restricted stock and restricted stock units shall become free of all restrictions, limitations and conditions and become fully vested, and (iv) the restrictions, limitations and other conditions applicable to any other share-based awards or any other awards shall lapse, and such other share-based awards or such other awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant. Unless otherwise provided in an award agreement, in the event of any other change in control of the Company to the extent the successor company does not assume or substitute for an option, stock appreciation right, restricted stock and restricted stock unit award or other share-based award: (i) those options and stock appreciation rights outstanding as of the date of the change in control that are not assumed or substituted for shall immediately vest and become fully exercisable, (ii) restrictions, limitations and other conditions applicable to restricted stock and restricted stock units that are not replaced shall lapse and the restricted stock and restricted stock units shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, limitations and other conditions applicable to any other share-based awards or any other awards that are not replaced for shall lapse, and such other share-based awards or such other awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.

        The Compensation Committee, in its discretion, may determine that, upon the occurrence of a change in control of the Company, each option and stock appreciation right outstanding shall terminate within a specified number of days after notice to the participant, and/or that each participant shall receive, with respect to each share subject to such option or stock appreciation right, an amount equal to the excess of the fair market value of such share immediately prior to the occurrence of such change in control over the exercise price per share of such option and/or stock appreciation right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Compensation Committee, in its discretion, shall determine.

Tax Consequences to Participants.

        The following is a brief summary of certain United States federal income tax consequences relating to awards under the OIP. This summary is not intended to be complete and does not describe state, local, foreign or other tax consequences. The tax information summarized is not tax advice and cannot be used for the purpose of avoiding penalties under the Code.

        Nonqualified Stock Options ("NSOs").    In general, (i) no income will be recognized by an optionee at the time an NSO is granted; (ii) at the time of exercise of an NSO, ordinary income will be recognized by the optionee in an amount equal to the excess, if any, of the fair market value of the shares, if unrestricted, on the date of exercise over the option price paid for the shares of common stock; and (iii) at the time of sale of shares of common stock acquired pursuant to the exercise of an

NSO, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

        Incentive Stock Options ("ISOs").    No income will be recognized by an optionee upon the grant of an ISO. In general, no income will be recognized upon the exercise of an ISO. However, the excess, if any, of the fair market value of the shares at exercise over the option price paid for the shares of common stock constitutes a preference item for the alternative minimum tax. If shares of common stock are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of the grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

        If shares of common stock acquired upon the timely exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares in a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

        Stock Appreciation Rights.    No income will be recognized by a participant in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of common stock or other property received on the exercise.

        Restricted Stock.    The recipient of restricted shares of common stock generally will not be subject to tax until the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Code Section 83 (the "restrictions"). At such time the recipient will be subject to tax at ordinary income rates on the fair market value of the restricted shares (reduced by any amount paid by the participant for such restricted shares). However, a recipient who makes an election under Code Section 83(b) within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions) over the purchase price, if any, of such restricted shares. Any appreciation (or depreciation) realized upon a later disposition of such shares will be treated as long-term or short-term capital gain (or loss) depending upon how long the shares have been held. If a Code Section 83(b) election has not been made, any dividends received with respect to restricted shares that are subject to the restrictions generally will be treated as compensation that is taxable as ordinary income to the participant and not eligible for the reduced tax rate applicable to dividends.

        Restricted Stock Units.    Generally, no income will be recognized upon the award of restricted stock units. The recipient of a restricted stock unit award generally will be subject to tax at ordinary income rates on any cash received and the fair market value of any unrestricted shares of common stock or other property on the date that such amounts are transferred to the participant under the award (reduced by any amount paid by the participant for such restricted stock units).

        Performance Awards.    No income generally will be recognized upon the grant of a performance award. Upon payment in respect of a performance award, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any non-restricted shares of common stock or other property received.

Tax Consequences to the Company.

        To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services will be entitled to a corresponding expense deduction provided that, among other things, the expense (i) meets the test of reasonableness, (ii) is an ordinary and necessary business expense, (iii) is not an "excess parachute payment" within the meaning of Code Section 280G and (iv) is not disallowed by the $1,000,000 limitation on certain executive compensation under Code Section 162(m).

New Plan Benefits

        Benefits under the OIP to the Company's employees or directors are not currently determinable because all grants under the OIP are discretionary.

Board Recommendation

The Board recommends a vote for the proposal to approve the OIP.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
(Proposal 4 on the Proxy Card)

Appointment of Deloitte & Touche LLP

        The Audit Committee has recommended the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as the Company's independent auditors to audit our books, records and accounts for the year ending March 28, 2008. Deloitte & Touche LLP has served as our independent auditors since 2005. The services provided to the Company for the last fiscal year are described under the caption "Fees Paid to Independent Auditors" below.

        A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she desires to do so.

        Stockholder approval of the appointment is not required, but the Board believes that ratification of the appointment constitutes sound governance practice. If the stockholders do not vote on an advisory basis in favor of the appointment of Deloitte & Touche LLP, the Committee may consider whether to hire the firm or another firm without resubmitting the matter to stockholders for subsequent approval. The Committee retains the discretion at any time to appoint a different independent auditor.

Approval of Auditors' Services

        The Audit Committee approves all audit, audit related, tax and other services to be performed by the independent auditors and the fees to be paid for such services. The Audit Committee would not approve non-audit engagements that would violate SEC rules or impair the independence of Deloitte & Touche LLP.

Fees Paid to Independent Auditors

        The following table presents the fees billed by Deloitte & Touche LLP, our independent auditors for fiscal years 2007 and 2006, for audit, audit-related, tax and other services for fiscal years 2007 and 2006.

Deloitte & Touche LLP Fees	2007	2006
Audit Fees(1)	$1,686,514	$1,950,000
Audit-Related Fees(2)	$0	$0
Tax Fees(3)	$50,000	$50,000
All Other Fees(4)	$0	$0

(1)
Audit fees principally include fees for services related to the annual audit of the consolidated financial statements, SEC registration statements and other filings and consultation on accounting matters, including the review of internal controls over financial reporting in preparation for implementation of Section 404 of the Sarbanes-Oxley Act.

(2)
Audit-related fees principally include those for services related to employee benefit plans and acquisitions and divestitures.

(3)
Tax fees principally include domestic tax advisory services related to state and local taxes.

(4)
All other fees principally include those relating to government contracting services.

Board Recommendation

The Board recommends a vote for ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for fiscal year 2008.

STOCKHOLDERS' PROPOSALS

        Under the Company's bylaws, a stockholder who wishes to introduce a proposal to be voted on at the Company's 2008 annual meeting of stockholders must send advance written notice to the Secretary of the Company for receipt no earlier than April 10, 2008 and no later than May 10, 2008, or at such times specified in the Company's bylaws, and otherwise comply with the procedures set forth in Section 1.8 of the Company's bylaws. Stockholders who intend to submit a proposal at the 2008 annual meeting, and stockholders who intend to submit nominations for directors at the meeting, are required to notify the Secretary of the Company of their proposal or nominations, and provide certain other information, in accordance with and during the time period set forth in the Company's bylaws. Additional information and a copy of the bylaws may be obtained on the Company's website, http://dyncorpinternational.com/, under the heading "Investor Relations—Corporate Governance."

OTHER BUSINESS

        The management of the Company is not aware of any other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their best judgment.

INCORPORATION BY REFERENCE

        To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the Proxy Statement entitled "Compensation

Committee Report", and "Audit Committee Report" shall not be deemed to be so incorporated unless specifically otherwise provided in any such filing.

ANNUAL REPORT ON FORM 10-K

        Copies of the Company's Annual Report on Form 10-K for the fiscal year ended March 30, 2007, together with financial statements and schedules, as filed with the SEC are available to stockholders without charge upon written request addressed to the Corporate Secretary, DynCorp International Inc., 3190 Fairview Park Drive, Suite 700, Falls Church, VA 22042.

ANNEX 1

Amended & Restated
DynCorp International Executive Incentive Plan

I.
PURPOSE

    The purpose of the Amended and Restated DynCorp International Executive Incentive Plan (the "Plan") is to motivate and reward officers and other executives who have significant impact on the Company's strategy, performance and profitability for the achievement of pre-established, measurable objectives which directly impact the financial performance of DynCorp International (the "Company") and increase shareholder value.

II.
DEFINITIONS

  A.
  "Award" means a payment to a Participant pursuant to the Plan.

  B.
  "Base Salary" means the base annual salary rate of a Participant as of the first day of the 5th month of the Plan Year or, if the individual is first elected as an officer or otherwise approved as a Participant later than the first day of the 5th month of the Plan Year, such later date, exclusive of overtime, per diem, bonuses or any other compensation, premiums, special payments or allowances.

  C.
  "Code" means the Internal Revenue Code of 1986, as amended.

  D.
  "Compensation Committee" means the Compensation Committee of the Board of Directors of the Company or a subcommittee thereof consisting solely of at least two individuals who are "outside directors" within the meaning of Section 162(m) of the Code.

  E.
  "Participant" means a person designated to participate in the Plan as provided in Article IV.

  F.
  "Payout Percentage" means the percentage of the Target Award achieved for each Performance Criteria, as determined by the Committee in accordance with the calculation methodology approved by the Committee for a given Plan Year.

  G.
  "Performance Criteria" means the financial objectives used to measure performance, which shall include, net sales; days sales outstanding; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per share; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; booking value of contract awards; year-end backlog; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins, gross margins or cash margin; year-end cash; debt reductions; stockholder equity; market share; and implementation, completion or attainment of measurable objectives with respect to research, development, products or projects, production volume levels, acquisitions and divestitures and recruiting and maintaining personnel.

  H.
  "Performance Target" means the expected level of achievement for each Performance Criteria.

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    I.
    "Plan Year" means the fiscal year of the Company, or such other periods as may be established by the Compensation Committee.

    J.
    "Target Award" means the dollar amount that a Participant is eligible to receive if the actual level of performance is exactly 100% of the Performance Target for each of the Performance Criteria.

    K.
    "Target Award Percentage" means a Participant's Target Award expressed as a percentage of Base Salary.

    L.
    "Total Payout Percentage" means the sum of the Weighted Payout Percentages achieved by the Participant. The Total Payout Percentage may be exactly, more than or less than one hundred percent (100%).

    M.
    "Weighted Payout Percentage" means the product derived from multiplying the Payout Percentage achieved by the Participant for each Performance Criteria times the weighting established for each Performance Criteria.

III.
GENERAL DESCRIPTION

    As early as practicable in the Plan Year (but in no event later than the earlier of 90 days following the beginning of the Plan Year or the date upon which 25% of the Plan Year has elapsed), Target Award Percentages, Performance Criteria and Performance Targets will be established and confirmed in writing for each Participant.

    At the conclusion of the Plan Year, management will calculate the actual achievement as measured against the specified Performance Criteria and submit its calculation to the Compensation Committee for review and approval and a determination of the actual incentive amount to be awarded to each Participant.

IV.
ELIGIBILITY

    Officers and other executive employees of the Company who have been designated by the Compensation Committee to be Participants are Participants in the Plan. Inclusion of individuals with less than six months' employment during a Plan Year, except as set forth in the following paragraph, must be approved by the Compensation Committee as an exception to the Plan.

    With the exception of earlier termination by reason of disability, retirement or death, a Participant must be employed (on the active payroll) on the date an Award is paid in order to receive an Award. In the case of such termination by reason of disability, retirement or death, the Award will be prorated to reflect the portion of the Plan Year during which the Participant was actively employed. In the event the Participant's employment has been terminated for any other reason prior to the date the Award is due to be paid, the Participant shall forfeit the Award. However, at its sole discretion, the Compensation Committee may approve an Award to a former employee or to the former employee's estate, in such amount as is deemed appropriate.

V.
RESPONSIBILITIES

  A.
  The Plan will be administered by the Compensation Committee.

  B.
  Management is responsible for recommending Participants, recommending individual Target Award Percentages, unit Performance Criteria and individual Performance Targets, submitting financial results at the end of the Plan Year for the organizational entities relative to Performance Criteria approved at the beginning of the Plan Year, and evaluating Participant individual performance. Following completion of each Plan Year, management

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      will calculate and recommend for review, approval and certification by the Compensation Committee the Total Payout Percentage for each Participant.

    C.
    The Compensation Committee is responsible for approving individual Target Award Percentages, Performance Targets, Performance Criteria, deviations from the Plan and to certify that the Performance Criteria has been attained.

    D.
    The interpretation of the Compensation Committee shall be final and binding on all Participants and their beneficiaries.

VI.
AWARDS

    Target Award Percentages ranging from 0% to 200% of Base Salary will be established for each Participant by the Compensation Committee as early as practicable in the Plan Year (but in no event later than the earlier of 90 days following the beginning of the Plan Year or the date upon which 25% of the Plan Year has elapsed). The amount of an Award granted to a Participant for a Plan Year shall not exceed the lesser of $2,000,000 or 200% of the Participant's Base Salary.

    Specific Performance Criteria and Performance Targets will be established for each Participant by the Compensation Committee as early as practicable in the Plan Year (but in no event later than the earlier of 90 days following the beginning of the Plan Year or the date upon which 25% of the Plan Year has elapsed). The Compensation Committee will, as appropriate, define the particular Performance Criteria selected to apply for a given Plan Year. The Executive Committee of the Board of Directors shall ratify the Performance Criteria established by the Compensation Committee. These Performance Criteria will be assigned a weighting to reflect the percentage of the Target Award attributable to each Performance Criteria. The sum of the weightings for all Performance Criteria will equal 100%. The Performance Criteria may be objectives that are Company-wide or related to a subsidiary, division, department, region, function or business unit and may be measured on an absolute or cumulative basis or on a basis of percentage of improvement over time, and may be measured in terms of Company performance (or performance of the applicable subsidiary, division, department, region, function or business unit) or measured in terms of performance relative to selected peer companies or a market index.

    At the end of the Plan Year, actual performance achievement levels for each Performance Criteria will be calculated by management and submitted for approval by the Compensation Committee for each Participant. An interpolated Payout Percentage will be calculated for each Performance Criteria for each Plan Year. The Payout Percentage determined for each Performance Criteria will be multiplied by the percentage weighting for the respective Performance Criteria. This will be the Weighted Payout Percentage for each Performance Criteria. The sum of the Weighted Payout Percentages for all applicable Performance Criteria will determine the Total Payout Percentage for each Participant.

VII.
AWARD DETERMINATION

    The Total Payout Percentage determined in Article VI for each Participant will be multiplied by the Participant's Target Award to determine the amount of Award payable. These calculated Awards shall be rounded as to the nearest $100.

    Should a Participant transfer to another organization during the Plan Year, the final Award will be jointly determined and prorated for the time spent in each organization.

    Unless otherwise provided, an Award to a Participant hired during the Plan Year will be prorated based upon the number of full months employed by the Company as a percentage of the full year.

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VIII.
YEAR-END ADMINISTRATION

    The Compensation Committee shall determine if the Performance Criteria has been attained and may, in its sole discretion, reduce the amount of any Award to reflect the Compensation Committee's assessment of the Participant's individual performance or for any other reason, but the Compensation Committee shall not increase the amount of any Award; provided however, that the foregoing limitation need not be applied to Participants who the Committee determines not to be covered employees as defined in section 162(m) of the Code.

    Award payments will be made as soon as practicable following determination of the Awards by the Compensation Committee. Payments will be made in cash..

IX.
NO CONTRACT OF EMPLOYMENT

    Nothing in the Plan or in any action taken hereunder shall constitute any contract of employment or affect the Company's right to terminate at any time and for any reason the employment of any employee who is a Participant in the Plan.

X.
WITHHOLDING

    The Company shall have the right to deduct from all payments made under the Plan to a Participant any federal, state or local taxes required by law to be withheld with respect to such payments.

XI.
SOURCE OF PAYMENTS

    The Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. To the extent any person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

XII.
AMENDMENT AND TERMINATION

    The Board of Directors of the Company may at any time amend, suspend or terminate the Plan; provided, that no such amendment suspension or termination of the Plan, may, without the consent of the Participant, adversely affect the rights of such Participant with respect to an outstanding Award.

XIII.
GOVERNING LAW

    The Plan shall be governed by the laws of the state of Delaware, without regard to the conflicts of laws provisions thereof.

XIV.
EFFECTIVE DATE

    The Plan shall become effective on March 31, 2007, subject to the approval of the shareholders of the Company consistent with the requirements of Section 162(m) of the Code.

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ANNEX 2

DYNCORP INTERNATIONAL

2007 OMNIBUS INCENTIVE PLAN

        DynCorp International Inc. (the "Company"), a Delaware corporation, hereby establishes and adopts the following DynCorp International 2007 Omnibus Incentive Plan (the "Plan").

1.
PURPOSE OF THE PLAN

        The purpose of the Plan is to assist the Company and its Subsidiaries in attracting and retaining selected individuals to serve as employees, directors and consultants of the Company and its Subsidiaries who are expected to contribute to the Company's success and to achieve long-term objectives which will inure to the benefit of all stockholders of the Company through the additional incentives inherent in the Awards hereunder.

2.
DEFINITIONS

        2.1.  "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Other Share-Based Award, Performance Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

        2.2.  "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award hereunder, including through an electronic medium.

        2.3.  "Board" shall mean the board of directors of the Company.

        2.4.  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

        2.5.  "Committee" shall mean the Compensation Committee of the Board or a subcommittee thereof formed by the Compensation Committee to act as the Committee hereunder. The Committee shall consist of no fewer than two Directors, each of whom is (i) a "Non-Employee Director" within the meaning of Rule 16b-3 of the Exchange Act, (ii) an "outside director" within the meaning of Section 162(m) of the Code, and (iii) an "independent director" for purpose of the rules and regulations of the New York Stock Exchange (or such other principal securities exchange on which the Shares are traded).

        2.6.  "Covered Employee" shall mean an employee of the Company or its subsidiaries who is a "covered employee" within the meaning of Section 162(m) of the Code.

        2.7.  "Director" shall mean a non-employee member of the Board.

        2.8.  "Dividend Equivalents" shall have the meaning set forth in Section 12.5.

        2.9.  "Employee" shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Subsidiary. Solely for purposes of the Plan, an Employee shall also mean any consultant who is a natural person and who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company's securities in a capital-raising transaction and (ii) does not directly or indirectly promote or maintain a market for the Company's securities.

        2.10.   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        2.11.   "Fair Market Value" shall mean, with respect to any property other than Shares, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. The Fair Market Value of Shares as of any date shall be the per Share closing price of the Shares as reported on the New York Stock Exchange on that date (or if there were no

1

reported prices on such date, on the last preceding date on which the prices were reported) or, if the Company is not then listed on the New York Stock Exchange, on such other principal securities exchange on which the Shares are traded, and if the Company is not listed on the New York Stock Exchange or any other securities exchange, the Fair Market Value of Shares shall be determined by the Committee in its sole discretion.

        2.12.   "Limitations" shall have the meaning set forth in Section 10.5.

        2.13.   "Option" shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

        2.14.   "Other Share-Based Award" shall have the meaning set forth in Section 8.1.

        2.15.   "Participant" shall mean an Employee or Director who is selected by the Committee to receive an Award under the Plan.

        2.16.   "Payee" shall have the meaning set forth in Section 13.1.

        2.17.   "Performance Award" shall mean any Award of Performance Cash, Performance Shares or Performance Units granted pursuant to Article 9.

        2.18.   "Performance Cash" shall mean any cash incentives granted pursuant to Article 9 which will be paid to the Participant upon the achievement of such performance goals as the Committee shall establish.

        2.19.   "Performance Period" shall mean the period established by the Committee of not less than 6 months during which any performance goals specified by the Committee with respect to such Award are to be measured.

        2.20.   "Performance Share" shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value will be paid to the Participant upon achievement of such performance goals as the Committee shall establish.

        2.21.   "Performance Unit" shall mean any grant pursuant to Section 9 of a unit valued by reference to a designated amount of cash or property other than Shares, which value will be paid to the Participant upon achievement of such performance goals during the Performance Period as the Committee shall establish.

        2.22.   "Permitted Assignee" shall have the meaning set forth in Section 12.3.

        2.23.   "Restricted Stock" shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

        2.24.   "Restricted Stock Award" shall have the meaning set forth in Section 7.1.

        2.25.   "Restricted Stock Unit" means an Award that is valued by reference to a Share, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or Shares, or any combination thereof, and that has such restrictions as the Committee, in its sole discretion, may impose, including without limitation, any restriction on the right to retain such Awards, to sell, transfer, pledge or assign such Awards, and/or to receive any cash Dividend Equivalents with respect to such Awards, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

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        2.26.   "Restricted Stock Unit Award" shall have the meaning set forth in Section 7.1

        2.27.   "Shares" shall mean the shares of the Class A common stock of the Company, par value $0.01 per share.

        2.28.   "Stock Appreciation Right" shall mean the right granted to a Participant pursuant to Section 6.

        2.29.   "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the relevant time each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

        2.30.   "Substitute Awards" shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

3.
SHARES SUBJECT TO THE PLAN

        3.1.  Number of Shares.  (a) Subject to adjustment as provided in Section 12.2, a total of 2,250,000 Shares shall be authorized for issuance under the Plan.

          (b)   If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award (including on payment in Shares on exercise of a Stock Appreciation Right), such Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for issuance under the Plan.

          (c)   In the event that (i) any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or (ii) withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then the Shares so tendered or withheld shall be available for issuance under the Plan.

          (d)   Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any calendar year. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

        3.2.  Character of Shares.  Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

4.
ELIGIBILITY AND ADMINISTRATION

        4.1.  Eligibility.  Any Employee or Director shall be eligible to be selected as a Participant.

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        4.2.  Administration.  (a) The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees and Directors to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards, not inconsistent with the provisions of the Plan, to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

          (b)   Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Subsidiary. A majority of the members of the Committee may determine its actions, including fixing the time and place of its meetings. Notwithstanding the foregoing, any action or determination by the Committee specifically affecting or relating to an Award to a Director shall require the approval of the Board.

          (c)   To the extent not inconsistent with applicable law, including Section 162(m) of the Code, or the rules and regulations of the New York Stock Exchange (or such other principal securities exchange on which the Shares are traded), the Committee may delegate to (i) committee of one or more directors of the Company any of the authority of the Committee under the Plan, including the right to grant, cancel or suspend Awards and (ii) to the extent permitted by law, to one or more executive officers or a committee of executive officers the right to grant Awards to Employees who are not Directors or executive officers of the Company.

5.
OPTIONS

        5.1.  Grant of Options.  Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

        5.2.  Award Agreements.  All Options granted pursuant to this Article shall be evidenced by a written Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. The terms of Options need not be the same with respect to each Participant. Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time.

        5.3.  Option Price.  Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of one Share on the date of grant of such Option. Other than pursuant to Section 12.2, the Committee shall not without the approval of the Company's stockholders (a) lower

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the option price per Share of an Option after it is granted, (b) cancel an Option in exchange for cash or another Award (other than in connection with Substitute Awards), and (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded.

        5.4.  Option Term.  The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, except in the event of death or disability.

        5.5.  Exercise of Options.  (a) Options shall be subject to such vesting conditions as may be imposed by the Committee. Vested Options granted under the Plan shall be exercised by the Participant or by a Permitted Assignee thereof (or by the Participant's executors, administrators, guardian or legal representative, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by giving notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased. The notice of exercise shall be in such form, made in such manner, and in compliance with such other requirements consistent with the provisions of the Plan as the Committee may prescribe from time to time.

          (b)   Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (ii) by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), (iii) with the consent of the Committee, by delivery of other consideration (including, where permitted by law and the Committee, other Awards) having a Fair Market Value on the exercise date equal to the total purchase price, (iv) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (v) through any other method specified in an Award Agreement, or (vi) any combination of any of the foregoing. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

          (c)   The Award Agreement for an Option shall set forth the extent to which it may be exercised following termination of the Participant's employment with or provision of services to the Company (including service as a director of the Company) and its Subsidiaries.

        5.6.  Form of Settlement.  In its sole discretion, the Committee may provide that the Shares to be issued upon an Option's exercise shall be in the form of Restricted Stock or other similar securities.

        5.7.  Incentive Stock Options.  The Committee may grant Options intended to qualify as "incentive stock options" as defined in Section 422 of the Code, to any employee of the Company or any Subsidiary, subject to the requirements of Section 422 of the Code. Solely for purposes of determining whether Shares are available for the grant of "incentive stock options" under the Plan, the maximum aggregate number of Shares that may be issued pursuant to "incentive stock options" granted under the Plan shall be 2,000,000 shares, subject to adjustments provided in Section 12.2.

6.
STOCK APPRECIATION RIGHTS

        6.1.  Grant and Exercise.  The Committee may provide Stock Appreciation Rights (a) in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option, (b) in conjunction with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award in each case upon such terms and conditions as the Committee may establish in its sole discretion.

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        6.2.  Terms and Conditions.  Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

          (a)   Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise (or such amount less than such Fair Market Value as the Committee shall so determine at any time during a specified period before the date of exercise) over (ii) the grant price of the right on the date of grant, which, except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, shall not be less than the Fair Market Value of one Share on such date of grant of the right.

          (b)   Upon the exercise of a Stock Appreciation Right, the Committee shall determine in its sole discretion whether payment shall be made in cash, in whole Shares or other property, or any combination thereof.

          (c)   The provisions of Stock Appreciation Rights need not be the same with respect to each recipient.

          (d)   Stock Appreciation Rights shall be subject to such vesting conditions as may be imposed by the Committee. The Committee may impose such other conditions or restrictions on the terms of exercise and the grant price of any Stock Appreciation Right, as it shall deem appropriate. The Award Agreement for the Stock Appreciation Right shall set forth the extent to which it may be exercised following termination of the Participant's employment with or provision of services to the Company (including service as a director of the Company) and its Subsidiaries.

          (e)   A Stock Appreciation Right shall have (i) a grant price not less than Fair Market Value on the date of grant (subject to the requirements of Section 409A of the Code with respect to a Stock Appreciation Right granted in conjunction with, but subsequent to, an Option), and (ii) a term not greater than ten (10) years.

          (f)    Without the approval of the Company's stockholders, other than pursuant to Section 12.2, the Committee shall not (i) reduce the grant price of any Stock Appreciation Right after the date of grant (ii) cancel any Stock Appreciation Right in exchange for cash or another Award (other than in connection with Substitute Awards), and (iii) take any other action with respect to a Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities market on which the Shares are traded.

          (g)   The Committee may impose such terms and conditions on Stock Appreciation Rights granted in conjunction with any Award (other than an Option) as the Committee shall determine in its sole discretion.

7.
RESTRICTED STOCK AND RESTRICTED STOCK UNITS

        7.1.  Grants.  Awards of Restricted Stock and of Restricted Stock Units may be issued hereunder to Participants either alone or in addition to other Awards granted under the Plan (a "Restricted Stock Award" or "Restricted Stock Unit Award" respectively), and such Restricted Stock Awards and Restricted Stock Unit Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. A Restricted Stock Award or Restricted Stock Unit Award shall be subject to vesting restrictions imposed by the Committee covering a period of time specified by the Committee, unless the Committee applies Article 10 to the Award as provided in Section 10.1. The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the issuance of Restricted Stock or Restricted Stock Units.

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        7.2.  Award Agreements.  The terms of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of Restricted Stock Awards and Restricted Stock Unit Awards need not be the same with respect to each Participant.

        7.3.  Rights of Holders of Restricted Stock and Restricted Stock Units.  Unless otherwise provided in the Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a stockholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a stockholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares. A Participant receiving a Restricted Stock Unit Award shall not possess voting rights with respect to such Award. Except as otherwise provided in an Award Agreement any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock Award.

        7.4.  Effect of Termination of Employment.  The Award Agreement for Restricted Stock Award or Restricted Stock Unit Award shall set forth the extent to which the Participant shall have the right to retain Restricted Stock or Restricted Stock Units following termination of the Participant's employment with or provision of services to the Company (including service as a director of the Company) and its Subsidiaries.

        7.5   Issuance of Shares.  Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.

8.
OTHER SHARE-BASED AWARDS

        8.1.  Grants.  Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property ("Other Share-Based Awards") may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Other Share-Based Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based compensation. Other Share-Based Awards shall be subject to vesting restrictions imposed by the Committee covering a period of time specified by the Committee, unless the Committee applies Article 10 to the Award as provided in Section 10.1.

        8.2.  Award Agreements.  The terms of Other Share-Based Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of such Awards need not be the same with respect to each Participant.

        8.3.  Effect of Termination of Employment.  The Award Agreement for an Other Share-Based Award shall set forth the extent to the Award will be retained following termination of the Participant's employment with or provision of services to the Company (including service as a director of the Company) and its Subsidiaries.

        8.4.  Payment.  Except as may be provided in an Award Agreement, Other Share-Based Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Other Share-Based Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

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9.
PERFORMANCE AWARDS

        9.1.  Grants.  Performance Awards in the form of Performance Cash, Performance Shares or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.2.

        9.2.  Award Agreements.  The terms of any Performance Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan, including whether such Awards shall have Dividend Equivalents. The terms of Performance Awards need not be the same with respect to each Participant.

        9.3.  Terms and Conditions.  The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. The amount of the Award to be distributed shall be conclusively determined by the Committee.

        9.4.  Payment.  Except as provided in Article 11 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

10.
CODE SECTION 162(m) PROVISIONS

        10.1.   Covered Employees.  Notwithstanding any other provision of the Plan, if the Committee determines at the time a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award or an Other Share-Based Award is granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Article 10 is applicable to such Award.

        10.2.   Performance Criteria.  If the Committee determines that a Restricted Stock Award, a Restricted Stock Unit, a Performance Award or an Other Share-Based Award is intended to be subject to this Article 10, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: net sales; booking value of contract awards; year-end backlog; days sales outstanding; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per share; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins, gross margins or cash margin; year-end cash; debt reductions; stockholder equity; market share; regulatory achievements; and implementation, completion or attainment of measurable objectives with respect to research, development, products or projects, production volume levels, acquisitions and divestitures and recruiting and maintaining personnel. Such performance goals also may be based solely

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by reference to the Company's performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management, or (c) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.

        10.3.   Adjustments.  Notwithstanding any provision of the Plan (other than Article 11), with respect to any Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award that is subject to this Section 10, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals, except in the case of the death or disability of the Participant or as otherwise determined by the Committee in special circumstances.

        10.4.   Restrictions.  The Committee shall have the power to impose such other restrictions on Awards subject to this Article as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for "performance-based compensation" within the meaning of Section 162(m) of the Code.

        10.5.   Limitations on Grants to Individual Participants.  Subject to adjustment as provided in Section 12.2, no Participant may be granted (i) Options or Stock Appreciation Rights during any 12-month period with respect to more than 1,000,000 Shares or (ii) Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and/or Other Share-Based Awards in any 12-month period that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in Shares with respect to more than 300,000 Shares (the "Limitations"). In addition to the foregoing, the maximum dollar value that may be earned by any Participant in any 12-month period with respect to Performance Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash is $4,000,000. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable Limitations.

11.
CHANGE IN CONTROL PROVISIONS

        11.1.   Impact on Certain Awards.  Award Agreements may provide that in the event of a Change in Control of the Company (as defined in Section 11.3): (i) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall be cancelled and terminated without payment therefore if the Fair Market Value of one Share as of the date of the Change in Control is less than the per Share Option exercise price or Stock Appreciation Right grant price, and (ii) all Performance Awards shall be considered to be earned and payable (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control), and any other restriction shall lapse and such Performance Awards shall be immediately settled or distributed.

        11.2.   Assumption or Substitution of Certain Awards.  (a) Except as provided in paragraph (b) of this Section and unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company in which the successor company assumes or replaces an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award, if a Participant's employment with such successor company (or a subsidiary thereof) terminates within 24 months following such Change in Control (or such other period set forth in the Award Agreement, including prior thereto if applicable) and under the circumstances specified in the Award Agreement: (i) Options and Stock Appreciation Rights outstanding as of the date of such termination of

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employment will immediately vest, become fully exercisable, and may thereafter be exercised for 24 months (or the period of time set forth in the Award Agreement), (ii) restrictions, limitations and other conditions on Restricted Stock and Restricted Stock Units shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, limitations and other conditions applicable to any Other Share-Based Awards or any other Awards shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant. For the purposes of this Section 11.1, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award shall be considered assumed or replaced if following the Change in Control the assumed or replacement award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares).

          (b)   In the event of a Change in Control of the Company pursuant to an event listed in clause (ii) or (iii) of Section 11.3(a) in which cash is the sole consideration for the Shares, (i) the Committee shall determine whether all Performance Awards shall be considered to be earned and payable in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control, and any other restriction shall lapse and such Performance Awards shall be immediately settled or distributed, (ii) all Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall immediately vest and become fully exercisable, (iii) restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, and (iv) the restrictions, limitations and other conditions applicable to any Other Share-Based Awards or any other Awards shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant. Unless otherwise provided in an Award Agreement in the event of any Change in Control of the Company that is not described in the first sentence of this paragraph, to the extent the successor company does not assume or replace an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award: (i) those Options and Stock Appreciation Rights outstanding as of the date of the Change in Control that are not assumed or replaced shall immediately vest and become fully exercisable, (ii) restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units that are not assumed or replaced shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, limitations and other conditions applicable to any Other Share-Based Awards or any other Awards that are not assumed or replaced shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.

          (c)   The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control over the exercise price per share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property

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  (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

        11.3.   Change in Control.  For purposes of the Plan,, Change in Control means the occurrence of any of the following events:

          (a)   (i) sale of all or substantially all of the assets of the Company to a Person or Group which is not an Affiliate of Veritas Capital Management, L.P. ("Veritas"); (ii) a sale by the Company, Veritas, or any corporation, partnership, limited liability company or other entity which is affiliated through equity ownership or otherwise ("Affiliate") with the Company or Veritas resulting in more than 50% of the voting stock of the Company being held by a Person or Group that does not include Veritas or any of its Affiliates or (iii) a merger or consolidation of the Company into another Person which is not an Affiliate of Veritas; if and only if any such event listed in clauses (i) through (iii) of this paragraph results in the inability of Veritas to elect a majority of the Board of Directors of the Company or of the resulting entity; or

          (b)   Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

12.
GENERALLY APPLICABLE PROVISIONS

        12.1.   Amendment and Termination of the Plan.  The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the principal securities market on which the Shares are traded; provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act; and further provided that the Board may not, without the approval of the Company's stockholders, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 12.2), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend any provision of Section 5.3, (e) increase the maximum permissible term of any Option specified by Section 5.4 or the maximum permissible term of a Stock Appreciation Right specified by Section 6.2(d), or (f) amend any provision of Section 10.5. The Board may not, without the approval of the Company's stockholders, take any other action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities market on which the Shares are traded, including a reduction of the exercise price of an Option or the grant price of a Stock Appreciation Right or the exchange of an Option or Stock Appreciation Right for cash or another Award. In addition, no amendments to, or suspension or termination of, the Plan shall in any way impair the rights of a Participant under any Award previously granted without such Participant's written consent.

        12.2.   Adjustments.  In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee deems equitable or appropriate to prevent dilution or enlargement of the rights of Participants under the Plan, taking into consideration the accounting and tax consequences, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan, the Limitations, the maximum number of Shares that may be issued as incentive stock options and, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may

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determine to be appropriate provided, however, that the number of Shares subject to any Award shall always be a whole number.

        12.3.   Transferability of Awards.  Except as provided below, no Award and no Shares subject to Awards described in Article 8 that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant's guardian or legal representative. To the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award (each transferee thereof, a "Permitted Assignee") to (i) the Participant's spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more of the Participant or the Persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the participant or the Persons referred to in clause (i) are the only partners, members or shareholders or (iv) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Assignee and the Company's transfer agent in effectuating any transfer permitted under this Section.

        12.4.   Termination of Employment.  The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, and the terms of such exercise, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant's employment or services will be determined by the Committee, which determination will be final.

        12.5.   Deferral; Dividend Equivalents.  The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award (including any deferred Award) may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to cash, stock or other property dividends on Shares ("Dividend Equivalents") with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion. The Committee may provide that such amounts and Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that such amounts and Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award.

13.
MISCELLANEOUS

        13.1.   Tax Withholding.  The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) (any such person, a "Payee") net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan. The Company or any Subsidiary shall have the right to withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes. If the Payee shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations. The

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Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), or by directing the Company to retain Shares (up to the Participant's minimum required tax withholding rate or such other rate that will not trigger a negative accounting impact) otherwise deliverable in connection with the Award.

        13.2.   Right of Discharge Reserved; Claims to Awards.  Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee or Director the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee or Director at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee or Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

        13.3.   Substitute Awards.  Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

        13.4.   Forfeiture Events.  (a) The Committee may specify in an Award Agreement that the Participant's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant's provision of services to the Company and/or a Subsidiary, violation of material Company, and/or Subsidiary policies, breach of noncompetition, non-solicitation, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, and/or its Subsidiaries.

          (b)   If the Company is required to file an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or recklessly engaged in the misconduct, or knowingly or recklessly failed to prevent or report the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued for such period as determined by the Committee following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document reflecting such material noncompliance.

        13.5.   Stop Transfer Orders.  All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

        13.6.   Nature of Payments.  All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan constitute a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the

13

Company or any Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary.

        13.7.   Other Plans.  Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

        13.8.   Severability.  If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

        13.9.   Construction.  As used in the Plan, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

        13.10.   Unfunded Status of the Plan.  The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

        13.11.   Governing Law.  The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware, without reference to principles of conflict of laws, and construed accordingly.

        13.12.   Effective Date of Plan; Termination of Plan.  The Plan shall be effective on the date of the approval of the Plan by the holders of the shares entitled to vote at a duly constituted meeting of the stockholders of the Company. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and in such event each Award shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan, on which date the Plan will expire except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

        13.13.   Foreign Employees.  Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company's obligation with respect to tax equalization for Employees on assignments outside their home country.

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        13.14.   Compliance with Section 409A of the Code.  This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

        13.15.   Captions.  The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

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DYNCORP INTERNATIONAL INC. 3190 FAIRVIEW PARK DR. SUITE 700 FALLS CHURCH, VA 22042	VOTE BY INTERNET— www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by DynCorp International Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE—1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to DynCorp International Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	DYNCO1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DYNCORP INTERNATIONAL INC.

Vote On Directors
1.	Election of Class I Directors—Nominees to serve a three-year term.				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
	01)	Herbert J. Lanese	04)	Joseph W. Prueher
	02)	Barry R. McCaffrey	05)	Leighton W. Smith Jr.
	03)	Robert B. McKeon			☐	☐	☐
Vote On Proposals
		For	Against	Abstain
2.	Proposal to approve the Company's Amended & Restated Executive Incentive Plan.	☐	☐	☐
3.	Proposal to approve the Company's 2007 Omnibus Incentive Plan.	☐	☐	☐
4.	Proposal to ratify the appointment of Deloitte & Touche LLP as the Company's Independent Auditors.	☐	☐	☐
5.	To transact such other business as may properly come before the meeting.
For address changes and/or comments, please check this box and write them on the back where indicated.		☐
Please indicate if you plan to attend this meeting.	☐	☐

	Yes	No

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of DynCorp International Inc. (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated June 25, 2007, and hereby appoints Robert B. McKeon, Herbert J. Lanese and Curtis L. Schehr as proxies and attorneys-in-fact, each with the power to appoint his substitute, on behalf and in the name of the undersigned, to represent the undersigned at the 2007 Annual Meeting of Stockholders to be held on August 8, 2007, and at any postponement or adjournment thereof, and to vote all the stock of the Company that the undersigned would be entitled to vote as designated on the reverse hereof if then and there personally present, on the matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement. In their discretion, such proxies are each authorized to vote upon such other business as may properly come before such Annual Meeting of Stockholders or any adjournment or postponement thereof.

The record date is the close of business as of Wednesday, June 13, 2007. The meeting date is 2:00 p.m., Wednesday, August 8, 2007. The meeting will be held at Four Seasons Hotel, 57 West 57th Street, New York, NY 10022. The items of business are listed on the reverse side.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)